UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 2)

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

CONVERSION LABS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CONVERSION LABS, INC.

800 Third Avenue, Suite 2800

New York, NY 10022

Telephone: (866) 351-5907

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of the shareholders of Conversion Labs, Inc., a Delaware corporation (together with its subsidiaries, “Company”, “Conversion Labs”, “we”, “us” or “our”), will be held on December 30, 2020, at 10 a.m. local time at 101 Wood Avenue South, 5th Floor, Iselin NJ 08803 for the purposes of:

1.	Approving the Conversion Labs, Inc. 2020 Equity and Incentive Plan;

2.	Ratifying the January 21, 2020 amendment to the Company’s Certificate of Incorporation to authorize the creation of blank check preferred stock, par value $0.0001 per share, the subsequent filing of the August 27, 2020 filing of the Certificate of Designations of Series B Convertible Preferred Stock, and the subsequent August 31, 2020 issuance of 3,500 shares of Series B Preferred Stock (collectively, the “Series B Actions”); and

3.	Acting on such other matters as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made and made a part of this Notice. EXCEPT WITH RESPECT TO THE RATIFICATIONS (PROPOSAL 2) DESCRIBED BELOW, only stockholders of record of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at the close of business on December 3, 2020 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Our Board of Directors is submitting the Ratifications to the Company’s stockholders to eliminate uncertainty concerning the validity or effectiveness of the Ratifications as detailed below. The Ratifications are being submitted to stockholders pursuant to Section 204 of the Delaware General Corporation Law (the “DGCL”). Under Section 204 of the DGCL, stockholders of record as of November 18, 2019 (the record date of the January 10, 2020 Special Meeting at which the amendment to the Company’s Certificate of Incorporation to authorize the creation of blank check preferred stock was approved), other than holders whose identities or addresses cannot be determined from our records, are being given notice of the Special Meeting, but are not entitled to attend the Special Meeting or vote on any matter presented at the Special Meeting unless they were also holders of Common Stock as of the Record Date.

This notice and the attached proxy statement constitute the notice required to be given to our stockholders under Section 204 of the DGCL in connection with the ratifications contemplated by Proposal 2. Under Sections 204 and 205 of the DGCL, when a matter is submitted for ratification at a stockholder meeting, any claim that a defective corporate act ratified under Section 204 is void or voidable due to the failure of authorization, or that the Delaware Court of Chancery should declare in its discretion that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the time a certificate of validation is filed with the Delaware Secretary of State and becomes effective, if applicable, or from the time the stockholders approve, if no certificate of validation is required. If Proposal 2 is approved, the Company expects to file a certificate of validation with regard to the filing of the Blank Check Preferred Amendment and a certificate of validation with regard to the Series B Designations promptly after the adjournment of the Meeting, and any claim that the filing and effectiveness of the acts so ratified are void or voidable due to the failure to receive the requisite stockholder approval at the January 2020 special meeting of the Company or that the Delaware Court of Chancery should declare, in its discretion, that the acts so ratified not be effective or be effective only on certain conditions, must be brought within 120 days from the time the certificates of validation are filed with the Secretary of State and becomes effective in accordance with the DGCL or, in the case of the issuance of the Series B Preferred Stock, within 120 days of the Special Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Justin Schreiber
Justin Schreiber
Chief Executive Officer and Chairman of the Board of Directors
December , 2020

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

TABLE OF CONTENTS

Page

INFORMATION CONCERNING THE SPECIAL MEETING	1

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	2

PROPOSAL NO. 1: APPROVAL OF THE CONVERSION LABS, INC. 2020 EQUITY AND INCENTIVE PLAN	7

PROPOSAL NO. 2: RATIFICATION OF THE JANUARY 21, 2020 AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO AUTHORIZE THE CREATION OF BLANK CHECK PREFERRED STOCK, PAR VALUE $0.0001 PER SHARE, SUBSEQUENT AUGUST 27, 2020 FILING OF THE CERTIFICATE OF DESIGNATIONS OF SERIES B CONVERTIBLE PREFERRED STOCK, AND THE SUBSEQUENT AUGUST 31, 2020 ISSUANCE OF 3,500 SHARES OF SERIES B PREFERRED STOCK	11

PROPOSAL NO. 3: APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES	17

EXECUTIVE COMPENSATION	17

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	22

OTHER BUSINESS	24

ADDITIONAL INFORMATION	24

ANNEX A - 2020 EQUITY AND INCENTIVE PLAN	A-1

ANNEX B – RESOLUTIONS OF THE BOARD RATIFYING THE SERIES B ACTIONS AND AUTHORIZING RELATED MATTERS AND ATTACHING THE CERTIFICATE OF DESIGNATIONS OF SERIES B CONVERTIBLE PREFERRED STOCK	B-1

ANNEX C – FORM OF CERTIFICATES OF VALIDATION TO BE FILED WITH THE DELAWARE SECRETARY OF STATE	C-1

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CONVERSION LABS, INC.

800 Third Avenue, Suite 2800

New York, NY 10022

Telephone: (866) 351-5907

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 30, 2020

INFORMATION CONCERNING THE SPECIAL MEETING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Conversion Labs, Inc. (the “Company”), for use at the Special Meeting of the Company’s shareholders to be held at 101 Wood Avenue South, 5th Floor, Iselin NJ 08803 , on December 30, 2020, at 10 a.m. local time and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to shareholders on or about December 4, 2020.

Revocability of Proxy and Solicitation

Any shareholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Special Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Special Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications.

Record Date

Shareholders of record at the close of business on December 3, 2020 (the “Record Date”), will be entitled to receive notice of, attend and vote at the meeting. Under Section 204 of the DGCL, stockholders of record as of November 18, 2019 (the record date of the January 10, 2020 Special Meeting at which the amendment to the Company’s Certificate of Incorporation to authorize the creation of blank check preferred stock was approved), other than holders whose identities or addresses cannot be determined from our records, are being given notice of the Special Meeting, but are not entitled to attend the Special Meeting or vote on any matter presented at the Special Meeting unless they were also holders of Common Stock as of the Record Date.

Action to be Taken Under Proxy

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Justin Schreiber, our Chief Executive Officer, will vote:

●	FOR approval of the Conversion Labs, Inc. 2020 Equity and Incentive Plan;

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●	FOR ratification of the January 21, 2020 amendment to the Company’s Certificate of Incorporation to authorize the creation of blank check preferred stock, par value $0.0001 per share, the subsequent August 27, 2020 filing of the Certificate of Designations of Series B Convertible Preferred Stock, and the subsequent August 31, 2020 issuance of 3,500 shares of Series B Preferred Stock (collectively, the “Series B Actions”); and

●	According to his discretion, on the transaction of such other matters as may properly come before the meeting or any adjournment thereof.

Who is Entitled to Vote; Vote Required; Quorum

On October 9, 2020, the Company filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Delaware in order to effectuate a 1-for-5 reverse stock split of the Company’s issued and outstanding shares of common stock (the “Reverse Split”). The Reverse Split was approved by the Financial Industry Regulatory Authority (FINRA) and became effective in the market on October 14, 2020. Except as otherwise indicated in this proxy statement, all common stock and per share information and all exercise prices with respect to our warrants reflect, on a retroactive basis, the Reverse Split.

As of December 3, 2020, there were 20,992,373 shares of Common Stock issued and outstanding, which constitutes all of the outstanding capital stock of the Company entitled to vote. Shareholders are entitled to one vote for each share of Common Stock held by them. Although as of December 3, 2020, there were 3,500 shares of Series B Preferred Stock issued and outstanding with such shares being entitled to one vote per share on an as-converted basis with the holders of the Series B Preferred Stock having, in the aggregate, 1,076,923 votes ($3,500,000 of Series B Preferred divided by the current conversion price of $3.25). Each of the 3,500 Series B Preferred shares equals approximately 307.692 votes on an as-converted basis, subject to adjustment, however, pursuant to DGCL Section 204, because these shares are the subject of the Proposal 2 ratification procedure, they are neither entitled to vote nor counted for quorum purposes for purposes of the Special Meeting.

The presence in person or by proxy of the holders of a majority of the total voting power of the issued and outstanding Common Stock is necessary to constitute a quorum at this meeting. In the absence of a quorum at the meeting, the meeting may be postponed or adjourned from time to time without notice, other than announcement at the meeting, until a quorum is formed. The enclosed Proxy reflects the number of shares that you are entitled to vote. For purposes of the quorum and the discussion below regarding the vote necessary to take shareholder action, shareholders of record who are present at the Special Meeting in person or by proxy and who abstain, including broker non-votes (as described below), and brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered shareholders who are present for purposes of determining the presence of a quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, the proposal at this meeting to approve the 2020 Equity and Incentive Plan and the Ratifications are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to this proposal.

For Proposal 1, the affirmative vote of a majority of the shares of Common Stock cast at the meeting in person or by proxy is required for approval. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present but will not be counted as votes cast and, therefore, will have no effect on the outcome of this proposal.

Because Proposal 2 involve the ratification of acts under Section 204 of the DGCL, those acts must be approved by the vote of stockholders required to authorize such acts under the Company’s Certificate of Incorporation and Bylaws and the DGCL at the time the ratification is submitted to stockholders and at the time the acts were originally taken. In this case, because the acts being ratified involve an amendment to the Company’s Certificate of Incorporation, the affirmative vote of the holders of a majority of the outstanding Common Stock entitled to vote thereon is required to approve Proposal 2. Abstentions and broker non-votes will have the effect of votes against Proposal 2.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of CONVERSION LABS, INC. (sometimes referred to as the “Company,” “Conversion Labs,” “we” or “us”) is soliciting your proxy to vote at the Special Meeting of Shareholders. According to our records, you were a shareholder of the Company as of the end of business on December 3, 2020.

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You are invited to attend the Special Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

The Company intends to mail these proxy materials on or about December 4, 2020 to all shareholders of record on the Record Date entitled to vote at the Special Meeting.

Under Section 204 of the DGCL, stockholders of record as of November 18, 2019 (the record date of the January 10, 2020 Special Meeting at which the amendment to the Company’s Certificate of Incorporation to authorize the creation of blank check preferred stock was approved), other than holders whose identities or addresses cannot be determined from our records, are being given notice of the Special Meeting, but are not entitled to attend the Special Meeting or vote on any matter presented at the Special Meeting unless they were also holders of Common Stock as of the Record Date.

What is included in these materials?

These materials include this proxy statement for the Special Meeting and the proxy card.

What is the proxy card?

The proxy card enables you to appoint Justin Schreiber, our Chief Executive Officer, as your representative at the Special Meeting. By completing and returning a proxy card, you are authorizing Mr. Schreiber to vote your shares at the Special Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Special Meeting.

When and where is the Special Meeting being held?

The Special Meeting will be held on December 30, 2020 commencing at 10 a.m., local time, at 101 Wood Avenue South, 5th FL, Iselin NJ 08830.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card are available at www.proxyvote.com.

Who can vote at the Special Meeting?

Only shareholders of record at the close of business on December 3, 2020 will be entitled to vote at the Special Meeting. On this Record Date, there were 20,992,373 shares of Common Stock outstanding and entitled to vote.

The Special Meeting will begin promptly at 10 a.m., local time. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the check-in procedures.

Shareholder of Record: Shares Registered in Your Name

If on December 3, 2020 your shares were registered directly in your name with Conversion Labs’ transfer agent, Worldwide Stock Transfer, LLC, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy.

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Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on December 3, 2020, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, rather than in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The following matters are scheduled for a vote:

1.	To approve the Conversion Labs, Inc. 2020 Equity and Incentive Plan;

2.	To ratify the January 21, 2020 amendment to the Company’s Certificate of Incorporation to authorize the creation of blank check preferred stock, par value $0.0001 per share, the subsequent filing of the August 27, 2020 filing of the Certificate of Designations of Series B Convertible Preferred Stock, and the subsequent August 31, 2020 issuance of 3,500 shares of Series B Preferred Stock; and

3.	To act on such other matters as may properly come before the meeting or any adjournment thereof.

The Board is not currently aware of any other business that will be brought before the Special Meeting.

How do I vote?

You may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record as of the Record Date, you may vote in person at the Special Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

●	To vote in person, come to the Special Meeting and we will give you a ballot when you arrive. You should be prepared to present photo identification for admittance. A list of shareholders eligible to vote at the Special Meeting will be available for inspection at the Special Meeting and for a period of ten days prior to the Special Meeting during regular business hours at our principal executive offices, which are located at 800 Third Avenue, Suite 2800, New York, NY 10022.

●	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your completed and signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail your voting instructions as directed by your broker or bank to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the Internet by following instructions provided by your broker or bank. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

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How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of the Record Date.

What is a quorum for purposes of conducting the Special Meeting?

The presence, in person or by proxy, of the holders of a majority of the total voting power of the issued and outstanding Common Stock, or 10,249,352 shares, entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Special Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Special Meeting from time to time without notice or other announcement until a quorum is present or represented.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” approval of the Conversion Labs, Inc. 2020 Equity and Incentive Plan (Proposal No. 1), and “FOR” the Ratifications (Proposal No. 2) and “FOR” approval of any adjournment of the Special Meeting, if necessary or appropriate, to transact such other business as may properly come before the meeting and all adjournments and postponements thereof; and if any other mat is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” approval of the Conversion Labs, Inc. 2020 Equity and Incentive Plan (Proposal No. 1), “FOR” the Ratifications (Proposal No. 2); and “FOR” approval of any adjournment of the Special Meeting, if necessary or appropriate, to transact such other business as may properly come before the meeting and all adjournments and postponements thereof. Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

Who is paying for this proxy solicitation?

We will bear the cost of mailing and solicitation of proxies. Proxies may be solicited by mail or personally by our directors, officers or employees, none of whom will receive additional compensation for such solicitation. Those holding shares as of record for the benefit of others, or nominee holders, are being asked to distribute proxy soliciting materials to, and request voting instructions from, the beneficial owners of such shares. We will reimburse nominee holders for their reasonable out-of-pocket expenses.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another Conversion Labs, Inc. shareholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any shareholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at 866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or Broadridge at the phone number or address listed above.

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Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy card with a later date;
●	You may send a timely written notice that you are revoking your proxy to the Company at 800 Third Avenue, Suite 2800, New York, NY 10022, Attn: Chief Executive Officer; or
●	You may attend the Special Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “For,” “Abstain” and “Against” votes, and broker non-votes. Abstentions will not be counted as votes for any matter.

How many votes are needed to approve each proposal?

For Proposal 1, the affirmative vote of a majority of the shares of Common Stock cast at the meeting in person or by proxy is required for approval. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present but will not be counted as votes cast and, therefore, will have no effect on the outcome of this proposal.

Because Proposal 2 involve the ratification of acts under Section 204 of the DGCL, those acts must be approved by the vote of stockholders required to authorize such acts under the Company’s Certificate of Incorporation and Bylaws and the DGCL at the time the ratification is submitted to stockholders and at the time the acts were originally taken. In this case, because the acts being ratified involved an amendment to the Company’s Certificate of Incorporation, the affirmative vote of the holders of a majority of the total voting power of the issued and outstanding Common Stock, or 10,249,352 shares, entitled to vote at the meeting is required to approve Proposal 2. Abstentions and broker non-votes will have the effect of votes against Proposal 2.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

●	as necessary to meet applicable legal requirements;

●	to allow for the tabulation and certification of votes; and

●	to facilitate a successful proxy solicitation.

Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be disclosed in a Current Report on Form 8-K filed after the Special Meeting.

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PROPOSAL NO. 1: APPROVAL OF THE CONVERSION LABS, INC. 2020 EQUITY AND INCENTIVE PLAN

Overview

Shareholders are being asked to approve the Conversion Labs, Inc. 2020 Equity and Incentive Plan (the “2020 Plan”) which was adopted by the Board on September 19, 2020, subject to shareholder approval. If approved by shareholders, the 2020 Plan will provide stock-based incentive compensation to select officers, employees, non-employee directors, consultants and service providers.

Approval of the 2020 Plan will allow the Company to award stock options in the form of non-qualified and incentive options, stock appreciation rights, restricted stock, and restricted stock units to employees and to non-employee directors, consultants and service providers. In determining the number of shares available under the 2020 Plan, we considered the historical burn-rate of the Company’s previous incentive plans, and the potential dilution to shareholders. The 1,500,000 shares available under the 2020 Plan represent approximately 7.31% of the Company’s 20,992,373 currently outstanding shares (the “Share Reserve”). As of December 1, 2020, the Company has issued an aggregate of 475,000 non-qualified options and restricted stock units pursuant to the Plan.

Plan Highlights

The essential features of our 2020 Plan are outlined below. The following description is not complete and is qualified by reference to the full text of our 2020 Plan, which is appended to this Information Statement as Annex A.

Options are subject to the following conditions:

(i)	The Committee (as defined below) determines the exercise price of Incentive Options at the time the Incentive Options are granted. The assigned exercise price must be no less than 100% of the Fair Market Value (as defined in the 2020 Plan) of the Common Stock on the Grant Day (as defined in the 2020 Plan). In the event that the recipient is a Ten Percent Owner (as defined in the 2020 Plan), the exercise price must be no less than 110% of the Fair Market Value of the Company on the Grant Day.

(ii)	The exercise price of each Non-qualified Option will be at least 100% of the Fair Market Value of such share of the Common Stock on the date the Non-qualified Option is granted.

(iii)	The Committee fixes the term of Options, provided that Options may not be exercisable more than ten years from the date the Option is granted, and provided further that Incentive Options granted to a Ten Percent Owner may not be exercisable more than five years from the date the Incentive Option is granted.

(iv)	Stock Options shall become exercisable and/or vested at such time or times, whether or not in installments, as shall be determined by the Committee at or after the Grant Date. The Award Agreement may permit a grantee to exercise all or a portion of a Stock Option immediately at grant; provided that the Shares issued upon such exercise shall be subject to restrictions and a vesting schedule identical to the vesting schedule of the related Stock Option, such Shares shall be deemed to be Restricted Stock for purposes of the Plan, and the optionee may be required to enter into an additional or new Award Agreement as a condition to exercise of such Stock Option. An optionee shall have the rights of a stockholder only as to Shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. An optionee shall not be deemed to have acquired any Shares unless and until a Stock Option shall have been exercised pursuant to the terms of the Award Agreement and this Plan and the optionee’s name has been entered on the books of the Company as a stockholder.

(v)	Options are not transferable except to a recipient’s family members or partnerships in which such family members are the only partners and Options are exercisable only by the Options’ recipient, except upon the recipient’s death.

(vi)	Incentive Options may not be issued in an amount or manner where the amount of Incentive Options exercisable in one year entitles the holder to Common Stock of the Company with an aggregate Fair Market value of greater than $100,000.

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Awards of Restricted Stock are subject to the following conditions:

(i)	The Committee grants Restricted Stock Options and determines the restrictions on each Restricted Stock Award (as defined in the 2020 Plan). Upon the grant of a Restricted Stock Award and the payment of any applicable purchase price, grantee is considered the record owner of the Restricted Stock and entitled to vote the Restricted Stock if such Restricted Stock is entitled to voting rights.

(ii)	Restricted Stock may not be delivered to the grantee until the Restricted Stock has vested.

(iii)	Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as provided in the 2020 Plan or in the Award Agreement (as defined in the 2020 Plan).

Upon a Termination Event (as defined in the 2020 Plan), the Company or its assigns shall have the right and option to repurchase from a Holder of Shares (as defined in the 2020 Plan) received pursuant to a Restricted Stock Award any Shares that are still subject to a risk of forfeiture as of the Termination Event (as defined in the 2020 Plan).

Purpose

The objective of the 2020 Plan is to encourage and enable the officers, employees, directors, consultants and other key persons of the Company and its subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company.

Grants

The 2020 Plan permits the granting of incentive stock options, nonqualified stock options, stock awards, restricted stock units, stock appreciation rights (“SARs”) and other equity-based awards (collectively, “grants”). Although all employees and all of the employees of our subsidiaries are eligible to receive grants under our 2020 Plan, the grant to any particular employee is subject to the discretion of the Compensation Committee of the Board, comprised of not less than two directors (such body that administers the 2020 Plan, the “Committee”).

The maximum number of Shares reserved and available for issuance under the Plan shall be 1,500,000 Shares, subject to adjustment and the following sentence regarding the annual increase. The Share Reserve will automatically increase on January 1st of each year, for a period of not more than nine years, commencing on January 1, 2021 and ending on (and including) January 1, 2029, in an amount equal to 150,000 shares. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Stock than would otherwise occur pursuant to the preceding sentence. If a grant expires or terminates for any reason before it is fully vested or exercised, or if any grant is forfeited, we may again make the number of shares subject to that grant that the participant has not purchased or that has not vested subject to another grant under the 2020 Plan.

We have made and will make appropriate adjustments to outstanding grants and to the number or kind of shares subject to the 2020 Plan in the event of a stock split, reverse stock split, stock dividend, share combination or reclassification and certain other types of corporate transactions, including a merger or a sale of all or substantially all of our assets.

All grants will be determined by the Compensation Committee or a committee of the Board (the “Committee”) and at this time, no grants have been determined or awarded.

Administration

The Plan shall be administered by the Compensation Committee of the Board, comprised of not less than three directors or the Board of Directors in the absence of a Compensation Committee of the Board. All references herein to the “Committee” shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board of Directors or a committee or committees of the Board, as applicable).

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The Committee shall have the authority and power:

(i)	to select the individuals to whom Awards may from time to time be granted;

(ii)	to determine the time or times of grant, and the amount, if any, of Incentive Stock Options, Non-Qualified Stock Options, SARs, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, or any combination of the foregoing, granted to any one or more grantees;

(iii)	to determine the number and types of Shares to be covered by any Award and, subject to the provisions of the 2020 Plan, the price, exercise price, conversion ratio or other price relating thereto;

(iv)	to determine and, subject to the 2020 Plan, to modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the 2020 Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of Award Agreements;

(v)	to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)	to impose any limitations on Awards, including limitations on transfers, repurchase provisions and the like, and to exercise repurchase rights or obligations;

(vii)	subject to any restrictions imposed under the 2020 Plan or by Section 409A, to extend at any time the period in which Stock Options may be exercised; and

(viii)	at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the 2020 Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the 2020 Plan and any Award (including Award Agreements); to make all determinations it deems advisable for the administration of the 2020 Plan; to decide all disputes arising in connection with the 2020 Plan; and to otherwise supervise the administration of the 2020 Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and all Holders.

Grant Instruments

All grants will be subject to the terms and conditions set forth in our 2020 Plan and to such other terms and conditions consistent with our 2020 Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument. All grants will be made conditional upon the acknowledgement of the grantee in writing or by acceptance of the grant, that all decisions and determinations of the Committee will be final and binding on the grantee, his or her beneficiaries and any other person having or claiming an interest under such grant.

Terms and Conditions of Grants

The grant instrument will state the number of shares subject to the grant and the other terms and conditions of the grant, consistent with the requirements of our 2020 Plan. The purchase price per share subject to an option (or the exercise price per share in the case of a SAR) must equal at least the fair market value of a share of the Common Stock on the date of grant. The exercise price per share for the Shares covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value on the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price per share for the Shares covered by such Incentive Stock Option shall not be less than 110% of the Fair Market Value on the Grant Date.

Under the 2020 Plan, the term “Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee based on the reasonable application of a reasonable valuation method that is consistent with Section 409A of the Code. If the Stock is admitted to trade on a national securities exchange, the determination shall be made by reference to the closing price reported on such exchange. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price. If the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent).

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“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent of the Company or any Subsidiary.

Transferability

Restricted Stock, Stock Options, SARs and, prior to exercise, the Shares issuable upon exercise of such Stock Option, shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award Agreement regarding a given Stock Option or Restricted Stock award that the optionee may transfer by gift, without consideration for the transfer, his or her Non-Qualified Stock Options to his or her family members (as defined in Rule 701 of the Securities Act), to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners (to the extent such trusts or partnerships are considered “family members” for purposes of Rule 701 of the Securities Act), provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this 2020 Plan and the applicable Award Agreement, including the execution of a stock power upon the issuance of Shares. Stock Options, SARs and the Shares issuable upon exercise of such Stock Options, shall be restricted as to any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” (as defined in the Exchange Act) or any “call equivalent position” (as defined in the Exchange Act) prior to exercise.

Amendment and Termination

The Board may, at any time, amend or discontinue the 2020 Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the consent of the holder of the Award. The Committee may exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation of outstanding Stock Options and by granting such holders new Awards in replacement of the cancelled Stock Options. To the extent determined by the Committee to be required either by the Code to ensure that Incentive Stock Options granted under the 2020 Plan are qualified under Section 422 of the Code or otherwise, 2020 Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. The Board reserves the right to amend the 2020 Plan and/or the terms of any outstanding Stock Options to the extent reasonably necessary to comply with the requirements of the exemption pursuant to Rule 12h-1 of the Exchange Act.

Federal Income Tax Consequences

The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in our 2020 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Stock option grants under the 2020 Plan are intended either to qualify as incentive stock options under Internal Revenue Code of 1986, as amended (“IRC”) §422 or to be non-qualified stock options governed by IRC §§ 83 and 423, depending on how same are granted. Generally, no federal income tax is payable by a participant upon the grant of an incentive stock option and no deduction is allowed to be taken by the Company. The grant of a non-qualified stock option does result in the recognition of taxable income when the option is granted. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the stock on the exercise date and the stock option grant price. The Company will be entitled to a corresponding deduction on its income tax return. A participant will have no taxable income upon exercising an incentive stock option if the shares received are held for the applicable holding period (except that alternative minimum tax may apply), and the Company will receive no deduction when an incentive stock option is exercised. The Company may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option that occurs before the applicable holding period has been satisfied.

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Restricted stock and restricted stock units are also governed by IRC §83. Generally, the award of such restricted rights do not give rise to taxable income so long as same are subject to a substantial risk of forfeiture (i.e., becomes vested or transferable). Restricted stock generally becomes taxable when it is no longer subject to a “substantial risk of forfeiture.” Restricted stock units become taxable when settled. When taxable to the participant, income tax is paid on the value of the stock or units at ordinary rates. The Company will generally be entitled to a corresponding deduction on its income tax return in the year of income recognition by the grantee. Any additional gain on shares received are then taxed at capital gains rates when the shares are sold.

The grant of a stock appreciation right will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of such a right, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount.

The foregoing is only a summary of the effect of federal income taxation on the participant and the Company under the 2020 Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a participant’s death or the income tax laws of any municipality, state or foreign country in which the participant’s income may be taxable.

Tax Withholding

Each grantee shall, no later than the date as of which the value of an Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates (or evidence of book entry) to any grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the grantee.

The Company’s minimum required tax withholding obligation may be satisfied, in whole or in part, by the Company withholding from Shares to be issued pursuant to an Award a number of Shares having an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

No Dissenters’ Rights

Under the Delaware Revised Statutes, the Stockholders are not entitled to dissenters’ rights with respect to the 2020 Plan, and the Company will not independently provide Stockholders with any such right.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADOPTION OF THE CONVERSION LABS, INC. 2020 EQUITY AND INCENTIVE PLAN.

PROPOSAL NO. 2: RATIFICATION OF THE JANUARY 21, 2020 AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO AUTHORIZE THE CREATION OF BLANK CHECK PREFERRED STOCK, PAR VALUE $0.0001 PER SHARE, THE SUBSEQUENT FILING OF THE AUGUST 27, 2020 FILING OF THE CERTIFICATE OF DESIGNATIONS OF SERIES B CONVERTIBLE PREFERRED STOCK, AND THE SUBSEQUENT AUGUST 31, 2020 ISSUANCE OF 3,500 SHARES OF SERIES B PREFERRED STOCK

Our Board has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL, the filing and effectiveness of an amendment to our Certificate of Incorporation authorizing five million (5,000,000) shares of blank check Preferred Stock (and the subsequent filing of the Certificate of Designations for the Series B Preferred Stock and subsequent issuance of shares of Series B Preferred Stock). That amendment was filed with the Delaware Secretary of State on January 21, 2020. For the reasons set forth in the Proxy Statement for our January 2020 special meeting, and for the reasons set forth herein, our Board has determined that it is advisable and in the best interests of the stockholders to ratify the amendment authorizing blank check Preferred Stock (and the subsequent filing of the Certificate of Designations for the Series B Preferred Stock and subsequent issuance of shares of Series B Preferred Stock) such that the Board’s authority to issue Preferred Stock will be effective retroactive to January 21, 2020. The filing of the Certificate of Designations for the Series B Preferred Stock and the subsequent issuance of shares of Series B Preferred Stock, will be effective retroactive to, respectively, August 27, 2020 and August 31, 2020.

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Background

At the January 10, 2020 special meeting of the Company’s stockholders (the “January 2020 Special Meeting”), stockholders approved a proposal to adopt an amendment to the Company’s Certificate of Incorporation to create and authorize five million (5,000,000) shares of blank check Preferred Stock, par value $0.0001 per share (the “Blank Check Preferred”), in one or more series as solely determined by our Board, and to have the voting powers, preferences and relative participation, optional and special rights and qualifications, limitations and restrictions thereof as solely determined by our Board. Following stockholder approval at the January 2020 Special Meeting, the Company amended the Certificate of Incorporation, filing an Amendment to the Company’s Certificate of Incorporation on January 21, 2020 with the Delaware Secretary of State (the “Blank Check Preferred Amendment”). The Blank Check Preferred Amendment was filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 24, 2020.

On August 27, 2020, the Company filed with the Delaware Secretary of State the Certificate of Designations of the Series B Convertible Preferred Stock, which established 5,000 shares of the Company’s Series B Preferred Stock, having such designations, rights and preferences as set forth therein (the “Series B Designations”). The Series B Designations was filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 31, 2020.

On August 31, 2020, the Company issued 3,500 units (the “Units”) of securities, at a purchase price of $1,000 per Unit, each consisting of (i) one share of Series B Convertible Preferred Stock of the Company, par value $0.0001 per share (the “Series B Preferred Stock”), and (ii) a warrant to purchase 400 shares of common stock, par value $0.01 per share (each a “Warrant” and, collectively, the “Warrants”).

After consultation with outside counsel, the Board has determined that the Blank Check Preferred Amendment was not adopted by the requisite vote of stockholders at the January 2020 Special Meeting in accordance with Section 242 of the DGCL. As a result, the filing and effectiveness of the Blank Check Preferred Amendment constituted a “defective corporate act” (as defined in Section 204(h) of the DGCL) due to such potential “failure of authorization” (as defined in Section 204(h) of the DGCL) arising out of the adoption of the Blank Check Preferred Amendment by stockholders. We have also determined, after consultation with outside counsel, in light of the ratification needed for the Blank Check Preferred Amendment, there is uncertainty whether the filing of the Series B Designations and the issuance of the 3,500 shares of Series B Preferred Stock constitute defective corporate acts that the approval and ratification of these actions by our Board and stockholders is the most appropriate solution to avoid any uncertainty for the holders of the Series B Preferred Stock, the Company, and our stockholders.

The Board has determined that it is advisable and in the best interests of the Company and its stockholders to ratify the Blank Check Preferred Amendment and its filing and effectiveness, the filing and effectiveness of the Series B Designations, and the issuance of the Series B Preferred Stock (collectively, the “Series B Actions”), and, in connection therewith, to approve the filing of certificates of validation in the form prescribed by Section 204 of the DGCL. Thus, on October 8, 2020, the Board approved resolutions ratifying such acts and the filing and effectiveness of the Blank Check Preferred Amendment and the Series B Designations under Section 204 of the DGCL. A copy of the resolutions of the Board ratifying the Series B Actions and authorizing related matters is attached to this Proxy Statement as Annex B.

Pursuant to DGCL Section 204, the Board’s ratification of each of the Blank Check Preferred Amendment and its filing and effectiveness, the filing and effectiveness of the Series B Designations, and the issuance of the Series B Preferred Stock is subject to the approval of the stockholders of the Company. The approval of Proposal 2 requires the affirmative vote of the holders of a majority of the total voting power of the issued and outstanding Common Stock, or 10,249,352 shares, entitled to vote at the meeting. Abstentions and broker non-votes will count as votes against Proposal 2.

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Reasons For, and General Effect on the Rights of Existing Shareholders of the Amendment to the Company’s Certificate of Incorporation to Ratify the Creation of the Blank Check Preferred Stock

The effect of the ratification of the Blank Check Preferred Amendment would be to grant the Board of Directors the authority to issue shares of preferred stock in one or more series, with such rights, preferences and designations, as it deems necessary or advisable without any additional action by the Company’s stockholders, unless otherwise required by law or by the rules and policies of NASDAQ or any other quotation system or exchange upon which the shares of Common Stock of the Company are listed and trade. With regard to such proposed Blank Check Preferred, the Board of Directors’ authority to determine the terms of any such shares of preferred stock would include, but not be limited to: (i) the designation of each class or series and the number of shares that will constitute each such class or series; (ii) the dividend rate for each class or series; (iii) the price at which, and the terms and conditions on which, the shares of each class or series may be redeemed, if such shares are redeemable; (iv) the terms and conditions, if any, upon which shares of each class or series may be converted into shares of other classes or series of shares of the Company, or other securities; and (v) the voting rights for each class or series. Shares of preferred stock that are issued by the Company and subsequently redeemed or converted into another security of the Company would be available to be reissued by the Company, and the Board of Directors may set the terms of the reissued shares as they deem appropriate, in the same manner, and subject to the same limitations, as the authorized preferred shares permit.

The Board of Directors believes that the creation of the Blank Check Preferred will provide the flexibility to take advantage of opportunities as they arise and will improve the Company’s ability to attract investment capital as various series of preferred stock may be customized to meet the needs or any particular transactions or market conditions.

Certain Disadvantages of the Blank Check Preferred Stock

If the creation of the Blank Check Preferred is ratified, the availability of undesignated Blank Check Preferred may have certain negative effects on the rights of holders of the Common Stock. The actual effect of the issuance of any shares of preferred stock upon the rights of holders of Common Stock cannot be stated until the Board of Directors determines the specific rights of the holders of such preferred stock. The proposed amendment will permit the Board of Directors, without future stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights, which are superior to and could adversely affect the voting power or other rights of the holders of our Common Stock. Specifically, the Board will be in a position to issue securities which would grant to the holders thereof, preferences or priorities over the holders of Common Stock with respect to, among other things, liquidation, dividends and voting. This could result in holders of Common Stock receiving less in the event of a liquidation, dissolution or other winding up of the Company, reduce the amount of funds, if any, available for dividends on Common Stock, and dilute the voting power of the holders of our Common Stock.

Shares of preferred stock that are issued by the Company and subsequently redeemed or converted into another security of the Company would be available to be reissued by the Company and the Board of Directors may set the terms of the reissued shares as they deem appropriate, in the same manner, and subject to the same limitations, as the authorized preferred shares permit.

Principal Effects of the Blank Check Preferred Stock

If our stockholders ratify the creation of the Blank Check Preferred, the Blank Check Preferred will enable the Company to utilize such shares for general corporate purposes, including, without limitation, capital raising, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes. The ratification of the Blank Check Preferred, in and of itself, will not affect any stockholder’s percentage ownership interests in our company. We will continue to be subject to the periodic reporting requirements of the Exchange Act, as amended.

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Anti-Takeover Effects

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any proposal that may be used as an anti-takeover device. The Blank Check Preferred could be used, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company. For example, the Board of Directors could designate and issue a series of preferred stock in an amount that sufficiently increases the number of outstanding shares to overcome a vote by the holders of the Common Stock or with rights and preferences that include special voting rights to veto a change in control. The effect of such provisions could delay or frustrate a merger, tender offer or proxy contest, the removal of incumbent directors, or the assumption of control by stockholders. Please note that the creation of the Blank Check Preferred has not been proposed by the Board of Director for an anti-takeover related purpose and the Board of Directors has no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of our voting stock.

No Appraisal Rights

No appraisal rights are available under the General Corporation Law of the State of Delaware or under our Certificate of Incorporation, as amended, or our Amended and Restated bylaws with respect to the creation of the Blank Check Preferred.

The Series B Convertible Preferred Stock

The shares of Series B Preferred Stock have a stated value of $1,000 per share (the “Series B Stated Value”) and are convertible into Common Stock at the election of the holder of the Series B Preferred Stock, at a price of $3.25 per share, subject to adjustment (the “Conversion Price”). Each holder of Series B Preferred Stock shall be entitled to receive, with respect to each share of Series B Preferred Stock then outstanding and held by such holder, dividends at the rate of thirteen percent (13%) per annum (the “Preferred Dividends”).

The Preferred Dividends shall accrue and be cumulative from and after the date of issuance of any share of Series B Preferred Stock on a daily basis computed on the basis of a 365-day year and compounded quarterly. The Preferred Dividends are payable only when, as, and if declared by the Board of Directors of the Company (the “Board”) and the Company has no obligation to pay such Preferred Dividends; provided, however, if the Board determines to pay any Preferred Dividends, the Company shall pay such dividends in kind in a number of additional shares of Series B Preferred Stock (the “PIK Shares”) equal to the quotient of (i) the aggregate amount of the Preferred Dividends being paid by the Company in respect of the shares of Series B Preferred Stock held by such holder, divided by (ii) the Series B Issue Price (as defined in the Series B Designations); provided, further, that, at the election of the purchasers holding a majority of the shares of Series B Preferred Stock then outstanding, in their sole discretion, such Preferred Dividends shall be paid in cash or a combination of cash and PIK Shares. Notwithstanding the foregoing, the Preferred Dividends may be paid in cash at the election of the Company if, and only if, (A) the purchasers holding a majority of the shares of Series B Preferred Stock then outstanding consent in writing to the payment of any specific dividend in cash, or (B) at any time following the twenty-four (24) month anniversary of the Closing, (i) the prevailing VWAP of the Common Stock over the trailing ninety (90)-day period is equal to or greater than $15.00 per share (subject to adjustments for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, reverse stock splits or other similar events), and (ii) the average trading volume of the Common Stock over the trailing ninety (90)-day period is equal to or greater than 200,000 shares of Common Stock per day, or (C) at any time following the thirty-six (36) month anniversary of the Closing.

The holders of Series B Preferred Stock rank senior to the Common Stock with respect to payment of dividends and rights upon liquidation and will vote together with the holders of the Common Stock on an as-converted basis, subject to beneficial ownership limitations, on each matter submitted to a vote of holders of Common Stock (whether at a meeting of shareholders or by written consent). In addition, as further described in the Series B Designations, if at least 30% of the number of shares of Series B Preferred Stock sold at the closing are outstanding, the Company will not take certain corporate actions without the affirmative vote at a meeting (or the written consent with or without a meeting) of the purchasers holding a majority of the shares of Series B Preferred Stock then outstanding.

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If at any time following the twelve (12)-month anniversary of the Closing (A) the prevailing VWAP (as defined in the Series B Designations) of the Common Stock over the trailing ninety (90)-day period is equal to or greater than $15.00 per share (subject to adjustments for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, reverse stock splits or other similar events), and (B) the average trading volume of the Common Stock over the trailing ninety (90)-day period is equal to or greater than 200,000 shares of Common Stock per day, the Company shall have the right, but not the obligation, in its sole discretion, to elect to convert all, but not less than all, of the then-outstanding shares of Series B Preferred Stock into Common Stock by delivering written notice of such election (the “Forced Conversion Notice”) to the holders of the Series B Preferred Stock within ten (10) Business Days following the satisfaction of the criteria of clauses (A) and (B) above (a “Forced Conversion”). On the Forced Conversion Date (as defined in the Series B Designations), each share of Series B Preferred Stock shall be converted into the number of fully paid and non-assessable shares of Common Stock equal to the quotient of: (x) the sum of (1) the Series B Issue Price, plus (2) any accrued but unpaid dividends on such share of Series B Preferred Stock as of immediately prior to the conversion thereof, including the Preferred Dividends, divided by (y) the Conversion Price of such share of Series B Preferred Stock in effect at the time of conversion. The Forced Conversion Notice shall state (i) the number of shares of Series B Preferred Stock held by such Holder that are proposed to be converted, and (ii) the date on which such Forced Conversion shall occur, which date shall be the thirtieth (30th) day following the date such Forced Conversion Notice is deemed given (a “Forced Conversion Date”).

In the event of a Forced Conversion, a holder may elect, in its sole discretion and in lieu of the Forced Conversion, to have each then-outstanding share of Series B Preferred Stock held by such holder be redeemed by the Company (a “Forced Conversion Redemption”) by delivering written notice to the Company (a “Forced Conversion Redemption Notice” and the date such Holder delivers such notice to the Corporation, a “Forced Conversion Redemption Notice Date”) prior to the Forced Conversion Date, which notice shall state (A) the number of shares of Series B Preferred Stock that are to be redeemed, (B) the date on which such Forced Conversion Redemption shall occur, which date shall be the tenth (10th) Business Day following the applicable Forced Conversion Redemption Notice Date (the “Forced Conversion Redemption Date”) and (C) the wire instructions for the payment of the applicable amount owed to such holder. Each share of Series B Preferred Stock that is the subject of a Forced Conversion Redemption shall be redeemed by the Company in cash at a price per share equal to the sum of (1) the Series B Issue Price, plus (2) any accrued but unpaid dividends on such share of Series B Preferred Stock, including the Preferred Dividends (the “Per Share Forced Conversion Redemption Price”).

At any time (A) after December 31, 2020, if a sufficient number of shares of Common Stock are not available to effect the conversion of the Series B Preferred Stock outstanding into Common Stock and the exercise of the Warrants, or (B) after the three (3) year anniversary of the closing, each holder shall have the right, in its sole and absolute discretion (in addition to and not to the exclusion of any remedy such holder may have at law or in equity), to require that the Company redeem (an “Optional Redemption”), to the fullest extent permitted by law and out of funds lawfully available therefor, all or any portion of such holder’s Series B Preferred Stock then outstanding by delivering written notice thereof; provided, however, that right of the holders to cause an Optional Redemption under clause (B) above shall expire at such time as (i) the Company’s Common Stock is listed for trading on a National Securities Exchange (as defined in the Series B Designations) and (ii) the VWAP of the Common Stock over any ninety (90)-day period is equal to or greater than $10.00 per share, subject to adjustment.

The Issuance of the Units

On August 28, 2020, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with PA001 Holdings, LLC a Delaware limited liability company (the “Investor”), whereby, at the closing, the Investor has agreed to purchase the Units from the Company, at a purchase price of $1,000 per Unit, each consisting of (i) one share of Series B Convertible Preferred Stock, and (ii) a Warrant to purchase 400 shares of common stock. The aggregate purchase price for the Units was $3,500,000, of which (i) $2,892,500 was paid in cash at the closing of the transaction and (ii) $607,500, paid by the conversion of the outstanding principal and interest due and owing to the Investor pursuant to that certain Secured Convertible Promissory Note (the “Note”) issued by the Company in favor of the Investor as previously reported on the Company’s Current Report on Form 8-K on July 28, 2020. The Purchase Agreement provides that the Investor may not sell, transfer or otherwise dispose of the Series B Preferred Stock or Warrants (or the shares of Common Stock issuable thereunder) for a period of one year following the closing. The Company used the proceeds from the Purchase Agreement for general working capital purposes.

Dilutive Effect of the Issuance of the Units

As a result of the Issuance of the Units, the Investor received 3,500 shares of Series B Preferred Stock which are immediately convertible into, in the aggregate, 1,076,923 votes ($3,500,000 of Series B Preferred divided by the current conversion price of $3.25). Each of the 3,500 Series B Preferred shares equals approximately 307.692 votes on an as-converted basis, subject to adjustment for additional issuances pursuant to the issuance of preferred stock dividends as well stock splits. In addition, the Investor received Warrants to purchase an aggregate of 1,400,000 shares of the Company’s Common Stock.

If this proposal is approved, the percentage ownership of the Company held by current shareholders could decline as a result of the issuance of the Units. This also means that current shareholders would therefore have less ability to influence significant corporate decisions requiring shareholder approval following the issuance of the Units or the Series B Preferred Stock is subsequently converted and the Warrants are subsequently exercised into shares of Common Stock than they would have if the issuance of the Units by virtue of the ratification of the Blank Check Preferred Amendment is not approved. The issuance of the Units or the conversion of the Series B Preferred Stock and the exercise of the Warrants into shares of Common Stock could also have a dilutive effect on book value per share and any future earnings per share as well as cause prevailing market prices for our Common Stock to decline.

Because the timing and conversion of Series B Preferred Stock and exercise of the Warrants is uncertain, the exact magnitude of the dilutive effect of the issuance of the Units cannot be conclusively determined. However, the dilutive effect may be material to current shareholders of the Company.

Voting of the Series B Preferred Stock

As a result of the issuance of the Series B Convertible Preferred Stock, each one share of Series B Convertible Preferred Stock will be entitled to approximately 307.692 votes (based on each one share of Series B Convertible Preferred Stock being convertible into approximately 307.692 shares of Common Stock). The holders of the 3,500 shares of Series B Preferred Stock are entitled to an aggregate of 1,076,923 votes (each of the 3,500 Series B Preferred shares equals approximately 307.692 votes on an as-converted basis), subject to adjustment for additional issuances pursuant to the issuance of preferred stock dividends as well stock splits. Additionally, as of December 3, 2020, more than 30% of the shares of Series B Preferred Stock sold at the August 2020 closing remain outstanding, so the Company, without the affirmative vote of the holders of a majority of such stock, will not take certain corporate actions without the affirmative vote at a meeting (or the written consent with or without a meeting) of the Investor holding a majority of the shares of Series B Preferred Stock then outstanding.

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Filing of Certificates of Validation

If Proposal 2 is approved by our stockholders, we will file certificates of validation with respect to the Blank Check Preferred Amendment and the Series B Designations (the “Certificates of Validation”). The filing date of the Certificates of Validation with the Delaware Secretary of State will be the “validation effective time” (as defined in Section 204(h) of the DGCL) with respect to the ratification of the Blank Check Preferred Amendment and its filing and effectiveness and the filing and effectiveness of the Series B Designations. The “validation effective time” with regard to the issuance of the Series B Preferred Stock will be the date of the Special Meeting. A copy of the form of the Certificates of Validation is attached to this Proxy Statement as Annex C.

Retroactive Ratification of the Series B Actions

Subject to the 120-day period for bringing claims discussed below, when the Certificates of Validation becomes effective in accordance with the DGCL, it should eliminate any possible uncertainty as to whether the Blank Check Preferred Amendment and its filing and effectiveness and the filing and effectiveness of the Series B Designations are void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive to the filing, respectively, of the Blank Check Preferred Amendment with the Delaware Secretary of State on January 21, 2020 and the filing of the Series B Designations with the Delaware Secretary of State on August 27, 2020.

Subject to the 120-day period for bringing claims discussed below, the stockholders’ approval at the Special Meeting should eliminate any possible uncertainty as to whether the issuance of the Series B Preferred Stock is void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive to the August 31, 2020 issuance date.

Time Limitations on Legal Challenges to the Ratification of the Series B Actions

If the ratification of the Series B Actions becomes effective, under the DGCL, any claim that (i) the Series B Actions are void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare in its discretion that the Series B Actions not be effective or be effective only on certain conditions, must be brought within 120 days from the filing date of the Certificates of Validation with respect to the Blank Check Preferred Amendment and the Series B Designations with the Delaware Secretary of State and within 120 days of the Special Meeting with respect to the issuance of the Series B Preferred Stock. If Proposal 2 is approved, we intend to file the Certificates of Validation promptly after the final adjournment of the Meeting.

The Consequences if Proposal 2 to the Series B Actions is Not Approved by Our Stockholders

If Proposal 2 is not approved by the requisite vote of our stockholders, the Series B Actions will not have been validly authorized. In that case, we intend to file certificates of correction with the Delaware Secretary of State to reflect that the Blank Check Preferred Amendment and the Series B Designations had been erroneously filed and that the Blank Check Preferred Amendment and the Series B Designations are not in full force and effect. In that case, we may be required to issue different securities to the purchasers of the Units or to return the purchase price to those purchasers.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE JANUARY 21, 2020 AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO AUTHORIZE THE CREATION OF BLANK CHECK PREFERRED STOCK, PAR VALUE $0.0001 PER SHARE, THE SUBSEQUENT FILING OF THE AUGUST 27, 2020 FILING OF THE CERTIFICATE OF DESIGNATIONS OF SERIES B CONVERTIBLE PREFERRED STOCK, AND THE SUBSEQUENT AUGUST 31, 2020 ISSUANCE OF 3,500 SHARES OF SERIES B PREFERRED STOCK.

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PROPOSAL NO. 3: APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES

Adjournment of the Special Meeting

In the event that the number of shares of Common Stock present in person or represented by proxy at the Special Meeting and voting “FOR” the adoption of each of the proposals specified in the Notice of Special Meeting is insufficient to adopt every or any proposal, we may move to adjourn the Special Meeting in order to enable the Board to solicit additional proxies in favor of the adoption of the proposals specified in the Notice of Special Meeting. In that event, we will ask stockholders to vote only upon the adjournment proposal and not on any other proposal discussed in this proxy statement. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Vote Required and Board Recommendation

If a quorum is present, approval of the proposal to adjourn the Special Meeting to a later date requires the affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Special Meeting.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO ADJOURN THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES, IF THERE ARE INSUFFICIENT PROXIES AT THE SPECIAL MEETING TO APPROVE EACH OR ANY OF THE PROPOSALS SPECIFIED IN THE NOTICE OF SPECIAL MEETING

EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table indicates the cash and non-cash compensation earned from the Company during the years ended December 31, 2019 and 2018 by the current and former executive officers of the Company and each of the other two highest paid executives or directors, if any, whose total compensation exceeded $100,000 during those periods.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($) (1)	Non-Equity Incentive Plan Compensa- tion ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Mark McLaughlin Former	2019	-	-	-		-	-	-	-		-
President, Former Chief Executive Officer and Former Director (2)	2018	24,267	-	-		-	-	-	-		24,267
Justin Schreiber President,	2019	-	-	824,000	(11)	-	-	-	52,000	(9)	876,000
Chief Executive Officer, and Director (3)	2018	-	-	460,000		-	-	-	-		460,000
Stefan Galluppi Chief Operating Officer,	2019	111,000	-	450,000	(11)	-	-	-	-		561,000
Chief Technology Officer and Director (4)	2018	72,000	-	-		-	-	-	-		72,000
Juan Manuel	2019	84,000	-	-		73,415	-	-	-		157,415
Piñeiro Dagnery (5)	2018	-	-	-		-	-	-	-		-
Robert Kalkstein Former	2019	22,500	-	-		37,108	-	-	-		59,608
Chief Financial Officer (6)	2018	-	-	-		-	-	-	90,000		90,000
Sean Fitzpatrick President of LegalSimpli,	2019	119,265	-	-		571,875	-	-	-		691,140
Former Chief Acquisition Officer (7)	2018	72,000	-	260,416		-	-	-	29,750		290,166
Nick Alvarez	2019	84,000	-	-		104,571	-	-	38,196	(10)	226,767
Chief Acquisition Officer (8)	2018	49,125	-	-		-	-	-	-		49,125

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(1)	Amounts shown reflect aggregate grant date fair value and, where applicable, incremental fair value as of modification date, of awards and do not reflect whether the recipient actually has realized a financial benefit from such grant, such as by exercising the options or selling the stock. A discussion of the assumptions used in calculating the award values may be found in Note 2 to our financial statements contained herein.

(2)	Mr. McLaughlin resigned as President, Chief Executive Officer and as a member of the Board of Directors on February 2, 2018.

(3)	Mr. Schreiber was appointed a member of the Board on June 24, 2017. Mr. Schreiber became the Company’s President and Chief Executive Officer on February 2, 2018. The Company entered into a 2-year agreement with Mr. Schreiber to perform services as our Chief Executive Officer and, as compensation for his role as Chief Executive Officer, will receive 2,000,000 shares, valued at $460,000, of restricted stock whereby 1,000,000 shares will vest equally on March 20, 2018 and January 1, 2019. Mr. Schreiber will not receive cash compensation for serving as our Chief Executive Officer. On April 25, 2019, Mr. Schreiber received 2,500,000 shares of the Company’s restricted common stock as consideration for selling his remaining membership interest in CVLB PR to the Company, for $450,000.

(4)	Mr. Galluppi was appointed as a member of the Board effective June 24, 2017. Mr. Galluppi was paid $9,250 and $6,000 per month for twelve months in 2019 and 2018, respectively. Mr. Galluppi resigned as a Director of Immudyne, Inc. in February 2018 upon the sale of the legacy beta glucan business, but was reappointed in May 2018. On April 25, 2019, Mr. Galluppi received 2,500,000 shares of the Company’s restricted common stock as consideration for selling his remaining membership interest in CVLB PR to the Company, for $450,000.

(5)	Mr. Piñeiro became the Company’s Chief Financial Officer on March 31, 2019, in connection with the resignation of Mr. Kalkstein. As compensation for his role as Chief Financial Officer, Mr. Piñeiro will receive $78,000 per annum. In addition, Mr., Piñeiro received options to purchase 500,000 shares of common stock, valued at $73,415. The options vest at 166,667 on April 1, 2020, April 1, 2021 and April 1, 2021.

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(6)	On October 2, 2017, Robert Kalkstein was appointed as the Chief Financial Officer of the Company. Mr. Kalkstein entered into a consulting agreement with the Company, which provides, among other things, for a fee of $2,750 per month through December 2017, $5,000 per month between January 2018 and March 2018 and $7,500 per month between April 2018 and September 2018. Additionally, Mr. Kalkstein was granted an option to purchase 500,000 shares of the Company’s common stock at $0.40 per share, subject to the approval of the board of directors of the Company and certain vesting requirements set forth in the consulting agreement. On February 9, 2019, Mr. Kalkstein, tendered his resignation to the Board, effective March 31, 2019.

(7)	On October 25, 2018, Sean Fitzpatrick was appointed as the Chief Acquisition Officer of the company. Pursuant to the Fitzpatrick Employment Agreement, by and between the Company, Conversion Labs PR and Mr. Fitzpatrick, Mr. Fitzpatrick will receive an annual base salary of Seventy-Two Thousand Dollars ($72,000) (the “Base Salary”). Mr. Fitzpatrick will receive from Conversion Labs PR a preferred equity interest issued by Conversion Labs PR which is equal to the lesser of 100% of the Qualifying Cash (as defined in the Amended Operating Agreement) available for distribution during any month and $6,000.00 subject to the terms of the Amended Operating Agreement (the “Equity Interest”). In addition, Mr. Fitzpatrick received a ten-year option to purchase 5,000,000 shares common stock at a price of $0.30 per share, which vest according to the following terms (1) 2,500,000 option shares shall vest in forty-eight (48) equal monthly installments until all 2,500,000 option shares have vested upon the four-year anniversary of this Agreement, (2) 500,000 option shares shall vest upon the Company achieving at least $20,000,000 in annual revenue, (3) 500,000 option shares shall vest upon the Company achieving at least $30,000,000 in annual revenue, (4) 500,000 option shares shall vest upon the Company achieving at least $40,000,000 in annual revenue, (5) 500,000 option shares shall vest upon the Company achieving at least $50,000,000 in annual revenue, (6) 500,000 option shares shall vest upon the Company achieving at least $75,000,000 in annual revenue. On January 20, 2020, Mr. Fitzpatrick transitioned from the Company’s Chief Acquisition Officer to the role of President of LegalSimpli Software, LLC, a majority owned subsidiary of the Company.

(8)	On January 20, 2020, in connection with the transition of Mr. Fitzpatrick, Mr. Alvarez was appointed Chief Acquisition Officer. Mr. Alvarez will continue to operate under his July 26, 2018, employment agreement. As compensation for his role as Chief Acquisition Officer, Mr. Alvarez, under the will receive $120,000 per annum. In addition, Mr. Alvarez received options to purchase 600,000 shares of common stock, valued at $137,250. The options vest at a rate of 200,000 options at each or the seven month anniversary, sixteen month anniversary and twenty-five month anniversary of Mr. Alvarez’s July 26, 2018, employment agreement.

(9)	Represents cash payments Mr. Schreiber receives for rent from the Company for the CVLB PR offices paid at a range of $4,000 to $5,000 per month.

(10)	Represents payments made by the Company for Mr. Alvarez’s residence paid at $3,183 per month.

Employment Agreements

McLaughlin Employment Agreement

On October 12, 2012, we entered into a five-year employment agreement with Mr. McLaughlin, our former President and Chief Executive Officer, under which he was to be compensated at $145,600 per annum.

On February 8, 2018, Mr. McLaughlin resigned from all of his positions with the Company and his employment agreement was null and void effectively immediately.

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Fitzpatrick Employment Agreement

On July 23, 2018, we entered into an employment agreement with Sean Fitzpatrick. Pursuant to the employment agreement, Mr. Fitzpatrick will receive an annual base salary of Seventy-Two Thousand Dollars ($72,000) (the “Base Salary”). Mr. Fitzpatrick will receive from Conversion Labs PR a preferred equity interest issued by Conversion Labs PR which is equal to the lesser of 100% of the Qualifying Cash (as defined in the Amended Operating Agreement) available for distribution during any month and $6,000 subject to the terms of the Amended Operating Agreement (the “Equity Interest”). In addition, Mr. Fitzpatrick received a ten-year option to purchase 1,000,000 shares common stock at a price of $1.50 per share, which vest according to the following terms (1) 500,000 option shares shall vest in forty-eight (48) equal monthly installments until all 500,000 option shares have vested upon the four-year anniversary of this Agreement, (2) 100,000 option shares shall vest upon the Company achieving at least $20,000,000 in annual revenue, (3) 100,000 option shares shall vest upon the Company achieving at least $30,000,000 in annual revenue, (4) 100,000 option shares shall vest upon the Company achieving at least $40,000,000 in annual revenue, (5) 100,000 option shares shall vest upon the Company achieving at least $50,000,000 in annual revenue, (6) 100,000 option shares shall vest upon the Company achieving at least $75,000,000 in annual revenue.

On January 20, 2020, our Board of Directors approved the transition of Mr. Sean Fitzpatrick from the role of the Company’s Chief Acquisition Officer, to the role of President of LegalSimpli (the “CAO Transition”). Mr. Fitzpatrick has previously served as President of LegalSimpli prior to his appointment as Chief Acquisition Officer of the Company. Mr. Fitzpatrick’s transition was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. In connection with Mr. Fitzpatrick’s transition, the Company agreed to amend his employment agreement from July 23, 2018 to: (i) reflect that Mr. Fitzpatrick will serve as an employee of LegalSimpli and will no longer serve as Chief Acquisition Officer of the Company; (ii) decrease the number of options to purchase the Company’s common stock previously granted to Mr. Fitzpatrick (the “Fitzpatrick Options”) from 1,000,000 to 500,000, 130,000 of which have vested as of the effective date; (iii) amend the vesting schedule for the remaining 370,000 Fitzpatrick Options to include four performance metrics that, if met, each trigger the vesting of 92,500 Fitzpatrick Options.

Piñeiro Employment Agreement

On March 15, 2019, the Company and Mr. Piñeiro entered into an employment agreement (the “Piñeiro Employment Agreement”) whereby Mr. Piñeiro shall earn a salary of $78,000 per annum (the “Piñeiro Salary”). In addition to the. Piñeiro Salary, he shall be eligible for an annual discretionary bonus of up to 100% of the Piñeiro Salary and subject to approval of the Board, the Company shall issue to Mr. Piñeiro options to purchase 100,000 shares of the Company’s common stock at an exercise price of $1.15 (the “Options”). The Piñeiro Employment Agreement may be terminated without notice by either party at any time for any reason.

Yecies Employment Agreement

On November 20, 2020, the Company and Mr. Eric Yecies entered into an Employment Agreement (the “Yecies Employment Agreement”) whereby Mr. Yecies will receive an annual base salary of $270,000.00 and shall be eligible to earn a performance bonus in such amount, if any, as determined in the sole discretion of the Board. In connection with his appointment Mr. Yecies received a Stock Option (the “Yecies Stock Option”) to purchase up to 200,000 shares of the Company’s common stock. Upon termination of Mr. Yecies without cause, the Company shall pay or provide to Mr. Yecies severance pay equal to his then current monthly base salary for four months from the date of termination, during which time Mr. Yecies shall continue to receive all employee benefits and employee benefit plans as described in the Yecies Employment Agreement. As a full-time employee of the Company, Mr. Yecies will be eligible to participate in all of the Company’s benefit programs.

Roberts Employment Agreement

On November 27, 2020, the Company and Mr. Brad Roberts entered into an Employment Agreement (the “Roberts Employment Agreement”) whereby Mr. Roberts will receive an annual base salary of $96,000.00 and shall be eligible to earn a performance bonus in such amount, if any, as determined in the sole discretion of the Board. In connection with his appointment, Mr. Roberts was granted a Stock Option (the “Roberts Stock Option”) to purchase up to 200,000 shares of the Company’s common stock. Upon termination of Mr. Roberts without cause, the Company shall pay or provide to Mr. Roberts severance pay equal to his then current monthly base salary for six months from the date of termination, during which time Mr. Roberts shall continue to receive all employee benefits and employee benefit plans as described in the Roberts Employment Agreement. As a full-time employee of the Company, Mr. Roberts will be eligible to participate in all of the Company’s benefit programs.

Consulting Agreements

On October 2, 2017, we entered into a consulting agreement with our Chief Financial Officer, Robert Kalkstein, which provided, among other things, for a fee of $2,750 per month through December 2017, $5,000 per month between January 2018 and March 2018 and $7,500 per month between April 2018 and September 2018. Additionally, Mr. Kalkstein was granted an option to purchase 100,000 shares of the Company’s common stock at $2.00 per share, subject to the approval of the board of directors of the Company and certain vesting requirements set forth in the consulting agreement.

On February 9, 2019, Robert Kalkstein, Chief Financial Officer of Conversion Labs, Inc. (the “Company”), tendered his resignation to the Company’s Board of Directors (the “Board”), effective March 31, 2019. In connection with Mr. Kalkstein’s resignation, the Company agreed to amend that certain consulting agreement entered into on September 26, 2017 by and between the Company and Mr. Kalkstein (the “Kalkstein Consulting Agreement”), to: (i) forego $32,500 of the $42,500 cash currently owed to Mr. Kalkstein pursuant to the Kalkstein Consulting Agreement; (ii) decrease the exercise price of 100,000 options to purchase the Company’s common stock previously granted to Mr. Kalkstein (the “Kalkstein Options”) from $2.00 per share to $1.40 per share; (iii) accelerate the vesting of 30,000 Kalkstein Options with such options to vest on March 31, 2019; and (iv) cancel 40,000 unvested Kalkstein Options, the vesting of which was not accelerated.

Effective March 1, 2020, the Company entered into a consulting services agreement by and between the Company and JLS Ventures, LLC (the “JLS Consulting Agreement”), pursuant to which Justin Schreiber, as President of JLS Ventures, LLC, would serve as the Company’s Chief Executive Officer and Chairman of the Board of Directors. The JLS Consulting Agreement provides that Mr. Schreiber will receive a monthly cash payment of $15,000. The JLS Consulting Agreement has an initial term of 12 months beginning January 1, 2020 and is renewable for additional twelve-month periods upon the mutual agreement of the Company and JLS Ventures, LLC.

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Outstanding Equity Awards at December 31, 2019

The following sets forth information concerning the outstanding equity awards held by our Named Executive Officers as of December 31, 2019.

	Option Awards							Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options		Option Exercise Price	Option Expirat- ion	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	Exercisable	Unexercisable	(#)		(#)	Date	(#)	($)	(#)	($)
Justin Schreiber	200,000	-	-		$1.00	5/30/2022	-	-	-	-
Stefan Galluppi	-	-	-		-	-	-	-	-	-
Juan Manuel Piñeiro Dagnery	-	100,000	100,000	(1)	$1.00	3/12/2029	-	-	-	-
Sean Fitzpatrick	-	-	-		-	-	-	-	-	-

(1)	Options vest on the first, second and third anniversary of Mr. Piñeiro’s grant date at 33,333 shares each on April 1, 2020, April 1, 2021 and April 1, 2022.

Directors’ Compensation

The following Director Compensation Table sets forth information concerning compensation for services rendered to our independent directors for the fiscal year ended December 31, 2019:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Anthony G. Bruzzese, M.D.	-	-	-	-	-	-	-
John R. Strawn, Jr.	-	-	-	-	-	-	-
Happy Walters	-	-	-	-	-	-	-
Bertrand Velge	-	-	-	-	-	-	-

(1)	Amounts shown reflect aggregate grant date fair value and, where applicable, incremental fair value as of modification date, of awards and do not reflect whether the recipient actually has realized a financial benefit from such grant, such as by exercising the options or selling the stock. A discussion of the assumptions used in calculating the award values may be found in Note 2 to our financial statements contained herein.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding our voting shares beneficially owned as of the Record Date, and is based on 20,992,373 shares issued and outstanding, for (i) each stockholder known to be the beneficial owner of 5% or more of our outstanding shares of common stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group. A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants. Unless otherwise indicated, voting and investment power relating to the shares shown in the tables for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

For purposes of these tables, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of the Record Date. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons, any shares that such person or persons has the right to acquire within 60 days of the Record Date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise indicated, each of the shareholders named in the table below, or his or her family members, has sole voting and investment power with respect to such shares of our Common Stock. Except as otherwise indicated, the address of each of the shareholders listed below is: 800 Third Avenue, Suite 2800, New York, NY 10022.

Security Ownership of 5% or greater Beneficial Owners

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent(1)
Mark McLaughlin(3)	1,216,020	5.8%

Security Ownership of Directors and Executive Officers

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent(1)
Justin Schreiber(2)	2,040,783	9.7%
Stefan Galluppi(4)	650,737	3.1%
Roberto Simon	20,000	0.1%
John R. Strawn(5)	483,467	2.3%
Bertrand Velge(6)	999,057	4.8%
Joseph DiTrolio, M.D.(7)	199,900	1.0%
Connie Mariano, M.D.	20,000	0.1%
Juan Manuel Piñeiro Dagnery(8)	70,000	0.3%
Happy Walters(9)	915,413	4.4%
Eric Yecies(10)	200,000	1.0%
Brad Roberts(11)	252,632	1.2%
Directors & Executive Officers as a Group (11 persons)	5,851,989	27.9%

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Notes:

(1)	Percentage of ownership is based on 20,992,373 shares of our common stock outstanding as of the Record Date.

(2)	Consists of (i) 111,164 common shares held (ii) 1,761,271 common shares held by JOJ Holdings, LLC, (iii) warrants to purchase 118,349 ordinary shares issuable upon exercise of outstanding warrants at a price of $2.00 per share held by JOJ Holdings, LLC, and (iv) 50,000 ordinary shares issuable upon exercise of outstanding options at a price of $2.00 per share. Mr. Schreiber has sole voting and dispositive power over all shares and warrants held of record by JOJ Holdings, LLC.

(3)	Consists of (i) 758,020 common shares held, (ii) 200,000 ordinary shares issuable upon exercise of outstanding options at a price of $2.00 per share, (iii) 50,000 ordinary shares issuable upon exercise of outstanding options at a price of $1.75 per share, and (iv) 208,000 shares held of record by McLaughlin International, Inc. Mr. McLaughlin has sole voting and dispositive power over all shares and warrants held of record by McLaughlin International, Inc.

(4)	Consists of (i) 938 common shares held, (ii) 649,800 shares held by American Nutra Tech, LLC, a company that Mr. Galluppi has sole voting and dispositive power.

(5)	Consists of (i) 3,467 common shares held by John Strawn, Jr., (ii) 60,000 common shares held by Strawn Pickens LLP over which Mr. Strawn has shared voting and dispositive power, (iii) 200,000 ordinary shares issuable upon exercise of outstanding options at a price of $1.00 per share, (iv) 200,000 ordinary shares issuable upon exercise of outstanding options at a price of $2.00 per share, and (v) 20,000 ordinary shares issuable upon exercise of outstanding options at a price $1.75.

(6)	Consists of (i) 781,666 common shares held and (ii) 217,392 ordinary shares issuable upon exercise of outstanding warrants at a price of $2.00 per share.

(7)	Consists of (i) 14,500 common shares, (ii) 140,400 ordinary shares issuable upon exercise of outstanding options at a price of $1.00 per share, (iii) 20,000 ordinary shares issuable upon exercise of outstanding options at a price of $1.75 per share, and (iv) 25,000 ordinary shares issuable upon exercise of outstanding options at a price of $2.00 per share.

(8)	Consists of (i) 45,000 common shares held, (ii) 10,000 of ordinary shares issuable upon exercise of outstanding options at a price of $1.00 per share, and (iii) 15,000 ordinary shares issuable upon exercise of outstanding options at a price of $2.00 per share.

(9)	Consists of (i) 115,413 common shares held common shares held by Mr. Walters, and (ii) 800,000 common shares held by Blue Horizon Consulting, LLC, of which Mr. Walters is the sole owner.

(10)	Consists of a stock option to purchase up to 200,000 shares of the Company’s common stock.

(11)	Consists of (i) 52,632 shares held, and (ii) a stock option to purchase up to 200,000 shares of the Company’s common stock.

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OTHER BUSINESS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Justin Schreiber, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information.

*************

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card.

December 3, 2020	By Order of the Board of Directors,

/s/ Justin Schreiber
Justin Schreiber
Chief Executive Officer and Chairman of the Board of Directors

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Annex A

CONVERSION LABS, INC.

2020 EQUITY AND INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN: DEFINITIONS

The name of the plan is the CONVERSION LABS, INC. 2020 EQUITY AND INCENTIVE PLAN (the “Plan”). The purpose of the Plan is to encourage, retain and enable the officers, employees, directors, Consultants and other key persons of CONVERSION LABS, INC., a Delaware corporation (including any successor entity, the “Company”) and its Subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company.

The following terms shall be defined as set forth below:

“Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights (“SAR”), Restricted Stock Awards (including preferred stock), Unrestricted Stock Awards, Restricted Stock Units or any combination of the foregoing.

“Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement may contain terms and conditions in addition to those set forth in the Plan; provided, however, in the event of any conflict in the terms of the Plan and the Award Agreement, the terms of the Plan shall govern.

“Board” means the Board of Directors of the Company.

“Cause” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Cause,” it shall mean (i) the grantee’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers vendors or other third parties with which such entity does business; (ii) the grantee’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the grantee’s failure to perform his assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the grantee by the Company; (iv) the grantee’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the grantee’s material violation of any provision of any agreement(s) between the grantee and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions.

“Chief Executive Officer” means the Chief Executive Officer of the Company or, if there is no Chief Executive Officer, then the President of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Consultant” means any entity or natural person that provides bona fide services to the Company (including a Subsidiary), and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

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“Disability” means such condition which renders a Person (A) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expect to last for a continuous period of not less than 12 months, (B) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company, (C) determined to be totally disabled by the Social Security Administration, or (D) determined to be disabled under a disability insurance program which provides for a definition of disability that meets the requirements of this section.

“Effective Date” means the date on which the Plan is adopted as set forth in this Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee based on the reasonable application of a reasonable valuation method that is consistent with Section 409A of the Code. If the Stock is admitted to trade on a national securities exchange, the determination shall be made by reference to the closing price reported on such exchange. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price. If the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent).

“Good Reason” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Good Reason,” it shall mean (i) a material diminution in the grantee’s base salary except for across-the-board salary reductions similarly affecting all or substantially all similarly situated employees of the Company or (ii) a change of more than 100 miles in the geographic location at which the grantee provides services to the Company, so long as the grantee provides at least 90 days’ notice to the Company following the initial occurrence of any such event and the Company fails to cure such event within 30 days thereafter.

“Grant Date” means the date that the Committee designates in its approval of an Award in accordance with applicable law as the date on which the Award is granted, which date may not precede the date of such Committee approval.

“Holder” means, with respect to an Award or any Shares, the Person holding such Award or Shares, including the initial recipient of the Award or any Permitted Transferee.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Permitted Transferees” shall mean any of the following to whom a Holder may transfer Shares hereunder (as set forth in Section 10(a)(ii)(A)): the Holder’s child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons control the management of assets, and any other entity in which these persons own more than fifty percent of the voting interests; provided, however, that any such trust does not require or permit distribution of any Shares during the term of the Award Agreement unless subject to its terms. Upon the death of the Holder, the term Permitted Transferees shall also include such deceased Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees, as the case may be.

“Person” shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

“Restricted Stock Award” means Awards granted pursuant to Section 7 and “Restricted Stock” means Shares issued pursuant to such Awards.

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“Restricted Stock Unit” means an Award of phantom stock units to a grantee, which may be settled in cash or Shares as determined by the Committee, pursuant to Section 9.

“Sale Event” means the consummation of i) a change in the ownership of the Company, ii) a change in effective control of the Company, or iii) a change in the ownership of a substantial portion of the assets of the Company. The occurrence of a Sale Event shall be acknowledged by the plan administrator or board of directors, by strictly applying these provisions without any discretion to deviate from the objective application of the definitions provided herein. ; provided, however, that any capital raising event, or a merger effected solely to change the Company’s domicile shall not constitute a “Sale Event.”

Except as otherwise provided herein, a change in the ownership of the Company occurs on the date that any one person, or more than one person acting as a group acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Company. However, if any one person, or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of the Company the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Company (or to cause a change in the effective control of the Company). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the corporation acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this section. This section applies only when there is a transfer of stock of the Company (or issuance of stock) which remains outstanding after the transaction.

A change in the effective control of the Company occurs only on either of the following dates: (1) The date any one person, or more than one person acting as a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30 percent or more of the total voting power of the stock of the Company; (2) The date a majority of members of the Company’s board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s board of directors before the date of the appointment or election.

A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one person, or more than one person acting as a group acquires (or has acquired during the 12- month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Service Relationship” means any relationship as a full-time employee, part-time employee, director or other key person (including Consultants) of the Company or any Subsidiary or any successor entity (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).

“Shares” means shares of Stock.

“Stock” means the Common Stock, par value $0.01 per share, of the Company.

“Stock Appreciation Right” or “SAR” means any right to receive from the Company upon exercise by an optionee or settlement, in cash, Shares, or a combination thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise or settlement over (ii) the exercise price of the right on the date of grant, or if granted in connection with an Option, on the date of grant of the Option.

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“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has more than a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent of the Company or any Subsidiary.

“Termination Event” means the termination of the Award recipient’s Service Relationship with the Company and its Subsidiaries for any reason whatsoever, regardless of the circumstances thereof, and including, without limitation, upon death, disability, retirement, discharge or resignation for any reason, whether voluntarily or involuntarily. The following shall not constitute a Termination Event: (i) a transfer to the service of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another Subsidiary or (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Committee, if the individual’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

“Unrestricted Stock Award” means any Award granted pursuant to Section 8 and “Unrestricted Stock” means Shares issued pursuant to such Awards.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Administration of Plan. The Plan shall be administered by the Compensation Committee of the Board, comprised of not less than three directors or the Board of Directors in the absence of a Compensation Committee of the Board. All references herein to the “Committee” shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board of Directors or a committee or committees of the Board, as applicable).

(b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the amount, if any, of Incentive Stock Options, Non-Qualified Stock Options, SARs, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number and types of Shares to be covered by any Award and, subject to the provisions of the Plan, the price, exercise price, conversion ratio or other price relating thereto;

(iv) to determine and, subject to Section 13, to modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of Award Agreements;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) to impose any limitations on Awards, including limitations on transfers, repurchase provisions and the like, and to exercise repurchase rights or obligations;

(vii) subject to Section 5(a)(ii) and any restrictions imposed by Section 409A, to extend at any time the period in which Stock Options may be exercised; and

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(viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including Award Agreements); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and all Holders.

(c) Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award.

(d) Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s governing documents, including its certificate of incorporation or bylaws, or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(e) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and any Subsidiary operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries, if any, shall be covered by the Plan; (ii) determine which individuals, if any, outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS AND OTHER TRANSACTIONS; SUBSTITUTION

(a) Stock Issuable. The maximum number of Shares reserved and available for issuance under the Plan shall be 1,500,000 Shares (the “Share Reserve”), subject to adjustment as provided in Section 3(b) and the following sentence regarding the annual increase. In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2021 and ending on (and including) January 1, 2030, in an amount equal to 150,000 shares. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Stock than would otherwise occur pursuant to the preceding sentence. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), the Shares subject to such Stock Award, to the extent of any such expiration, termination or settlement, will again be available for issuance under the Plan. If any shares of Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan. For purposes of this limitation, the Shares underlying any Awards that are forfeited, canceled, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan. Subject to such overall limitations, Shares may be issued up to such maximum number pursuant to any type or types of Award, and no more than 200,000 Shares may be issued pursuant to Incentive Stock Options. The value of any Shares granted to a non-employee director of the Company, solely for services as a director, when added to any annual cash payments or awards, shall not exceed an aggregate value of two hundred thousand dollars ($200,000) in any calendar year.

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(b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional Shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such Shares or other securities, in each case, without the receipt of consideration by the Company, or, if, as a result of any merger or consolidation, or sale of all or substantially all of the assets of the Company, the outstanding Shares are converted into or exchanged for other securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate and proportionate adjustment in (i) the maximum number of Shares reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per Share subject to each outstanding Award, and (iv) the exercise price for each Share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The Committee shall in any event make such adjustments as may be required by the laws of Delaware and the rules and regulations promulgated thereunder. The adjustment by the Committee shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

(c) Sale Events.

(i) Options.

(A) In the case of and subject to the consummation of a Sale Event, the Plan and all outstanding Options and SARs issued hereunder shall become one hundred percent (100%) vested upon the effective time of any such Sale Event. New stock options or other awards of the successor entity or parent thereof shall be substituted therefor, with an equitable or proportionate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).

(B) In the event of the termination of the Plan and all outstanding Options and SARs issued hereunder pursuant to Section 3(c), each Holder of Options shall be permitted, within a period of time prior to the consummation of the Sale Event as specified by the Committee, to exercise all such Options or SARs which are then exercisable or will become exercisable as of the effective time of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

(C) Notwithstanding anything to the contrary in Section 3(c)(i)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Holders of Options, without any consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Committee of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of Shares subject to outstanding Options being cancelled (to the extent then vested and exercisable, including by reason of acceleration in connection with such Sale Event, at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding vested and exercisable Options.

(ii) Restricted Stock and Restricted Stock Unit Awards.

(A) In the case of and subject to the consummation of a Sale Event, all unvested Restricted Stock and unvested Restricted Stock Unit Awards issued hereunder shall become one hundred percent (100%) vested, with an equitable or proportionate adjustment as to the number and kind of shares subject to such awards as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).

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(B) Such Restricted Stock shall be repurchased from the Holder thereof at the then Fair Market Value of such shares, (subject to adjustment as provided in Section 3(b)) for such Shares.

(C) Notwithstanding anything to the contrary in Section 3(c)(ii)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Holders of Restricted Stock or Restricted Stock Unit Awards, without consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the Sale Price times the number of Shares subject to such Awards, to be paid at the time of such Sale Event or upon the later vesting of such Awards.

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, directors, Consultants and key persons of the Company and any Subsidiary who are selected from time to time by the Committee in its sole discretion; provided, however, that Awards shall be granted only to those individuals described in Rule 701(c) of the Securities Act.

SECTION 5. STOCK OPTIONS

Upon the grant of a Stock Option, the Company and the grantee shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

(a) Terms of Stock Options. The Committee in its discretion may grant Stock Options to those individuals who meet the eligibility requirements of Section 4. Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

(i) Exercise Price. The exercise price per share for the Shares covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100 percent of the Fair Market Value on the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price per share for the Shares covered by such Incentive Stock Option shall not be less than 110 percent of the Fair Market Value on the Grant Date.

(ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years from the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the Grant Date.

(iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable and/or vested at such time or times, whether or not in installments, as shall be determined by the Committee at or after the Grant Date. The Award Agreement may permit a grantee to exercise all or a portion of a Stock Option immediately at grant; provided that the Shares issued upon such exercise shall be subject to restrictions and a vesting schedule identical to the vesting schedule of the related Stock Option, such Shares shall be deemed to be Restricted Stock for purposes of the Plan, and the optionee may be required to enter into an additional or new Award Agreement as a condition to exercise of such Stock Option. An optionee shall have the rights of a stockholder only as to Shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. An optionee shall not be deemed to have acquired any Shares unless and until a Stock Option shall have been exercised pursuant to the terms of the Award Agreement and this Plan and the optionee’s name has been entered on the books of the Company as a stockholder.

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(iv) Method of Exercise. Stock Options may be exercised by an optionee in whole or in part, by the optionee giving written or electronic notice of exercise to the Company, specifying the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods (or any combination thereof) to the extent provided in the Award Agreement:

(A) In cash, by certified or bank check, by wire transfer of immediately available funds, or other instrument acceptable to the Committee;

(B) If permitted by the Committee, by the optionee delivering to the Company a promissory note, if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his or her Stock Option; provided, that at least so much of the exercise price as represents the par value of the Stock shall be paid in cash if required by state law;

(C) If permitted by the Committee, through the delivery (or attestation to the ownership) of Shares that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. To the extent required to avoid variable accounting treatment under applicable accounting rules, such surrendered Shares if originally purchased from the Company shall have been owned by the optionee for at least six months. Such surrendered Shares shall be valued at Fair Market Value on the exercise date;

(D) If permitted by the Committee and by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or

(E) If permitted by the Committee, and only with respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. No certificates for Shares so purchased will be issued to the optionee or, with respect to uncertificated Stock, no transfer to the optionee on the records of the Company will take place, until the Company has completed all steps it has deemed necessary to satisfy legal requirements relating to the issuance and sale of the Shares, which steps may include, without limitation, (i) receipt of a representation from the optionee at the time of exercise of the Option that the optionee is purchasing the Shares for the optionee’s own account and not with a view to any sale or distribution of the Shares or other representations relating to compliance with applicable law governing the issuance of securities, (ii) the legending of the certificate (or notation on any book entry) representing the Shares to evidence the foregoing restrictions, and (iii) obtaining from optionee payment or provision for all withholding taxes due as a result of the exercise of the Option. The delivery of certificates representing the shares of Stock (or the transfer to the optionee on the records of the Company with respect to uncertificated Stock) to be purchased pursuant to the exercise of a Stock Option will be contingent upon (A) receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such Shares and the fulfillment of any other requirements contained in the Award Agreement or applicable provisions of laws and (B) if required by the Company, the optionee shall have entered into any stockholders agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to the Stock. In the event an optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the optionee upon the exercise of the Stock Option shall be net of the number of Shares attested to by the Optionee.

(b) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the Grant Date) of the Shares with respect to which Incentive Stock Options granted under the Plan and any other plan of the Company or its parent and any Subsidiary that become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000 or such other limit as may be in effect from time to time under Section 422 of the Code. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

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(c) Termination. Any portion of a Stock Option that is not vested and exercisable on the date of termination of an optionee’s Service Relationship shall immediately expire and be null and void. Once any portion of the Stock Option becomes vested and exercisable, the optionee’s right to exercise such portion of the Stock Option (or the optionee’s representatives and legatees as applicable) in the event of a termination of the optionee’s Service Relationship shall continue until the earliest of: (i) the date which is: (A) 12 months following the date on which the optionee’s Service Relationship terminates due to death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Award Agreement), or (B) three months following the date on which the optionee’s Service Relationship terminates if the termination is due to any reason other than death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Award Agreement), or (ii) the Expiration Date set forth in the Award Agreement; provided that notwithstanding the foregoing, an Award Agreement may provide that if the optionee’s Service Relationship is terminated for Cause, the Stock Option shall terminate immediately and be null and void upon the date of the optionee’s termination and shall not thereafter be exercisable.

SECTION 6. STOCK APPRECIATION RIGHTS

The Committee is authorized to grant SARs to optionees with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine –

(a) SARs may be granted under the Plan to optionees either alone or in addition to other Awards granted under the Plan and may, but need not, relate to specific Option granted under Section 5.

(b) The exercise price per Share under a SAR shall be determined by the Committee, provided, however, that except in the case of a substitute Award, such exercise price shall not be less than the fair market value of a Share on the date of grant of such SAR.

(c) The term of each SAR shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such SAR.

(d) The Committee shall determine the time or times at which a SAR may be exercised or settled in whole or in part. Unless otherwise determined by the Committee or unless otherwise set forth in an Award Agreement, the provisions set forth in Section 5 above with respect to exercise of an Award following termination of service shall apply to any SAR. The Committee may specify in an Award Agreement that an “in-the-money” SAR shall be automatically exercised on its expiration date.

SECTION 7. RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. The Committee may, in its sole discretion, grant (or sell at par value or such other purchase price determined by the Committee) to an eligible individual under Section 4 hereof a Restricted Stock Award under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on the type of stock upon which restrictions are placed, continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives and/or such other criteria as the Committee may determine. Upon the grant of a Restricted Stock Award, the Company and the grantee shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

(b) Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee of Restricted Stock shall be considered the record owner of and shall be entitled to vote the Restricted Stock if, and to the extent, such Shares are entitled to voting rights, subject to such conditions contained in the Award Agreement. The grantee shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in subsection (d) below of this Section, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank and such other instruments of transfer as the Committee may prescribe.

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(c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Award Agreement. Except as may otherwise be provided by the Committee either in the Award Agreement or, subject to Section 13 below, in writing after the Award Agreement is issued, if a grantee’s Service Relationship with the Company and any Subsidiary terminates, the Company or its assigns shall have the right, as may be specified in the relevant instrument, to repurchase some or all of the Shares subject to the Award at such purchase price as is set forth in the Award Agreement.

(d) Vesting of Restricted Stock. The Committee at the time of grant shall specify in the Award Agreement the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the substantial risk of forfeiture imposed shall lapse and the Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the Award Agreement.

SECTION 8. UNRESTRICTED STOCK AWARDS

The Committee may, in its sole discretion, grant (or sell at par value or such other purchase price determined by the Committee) to an eligible person under Section 4 hereof an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 9. RESTRICTED STOCK UNITS

(a) Nature of Restricted Stock Units. The Committee may, in its sole discretion, grant to an eligible person under Section 4 hereof Restricted Stock Units under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Vesting conditions may be based on continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives which may be based on targets for revenue, revenue growth, EBITDA, net income, earnings per share and/or other such criteria as the Committee may determine. Upon the grant of Restricted Stock Units, the grantee and the Company shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee and may differ among individual Awards and grantees. On or promptly following the vesting date or dates applicable to any Restricted Stock Unit, but in no event later than March 15 of the year following the year in which such vesting occurs, such Restricted Stock Unit(s) shall be settled in the form of cash or shares of Stock, as specified in the Award Agreement. Restricted Stock Units may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of.

(b) Rights as a Stockholder. A grantee shall have the rights of a stockholder only as to Shares, if any, acquired upon settlement of Restricted Stock Units. A grantee shall not be deemed to have acquired any such Shares unless and until the Restricted Stock Units shall have been settled in Shares pursuant to the terms of the Plan and the Award Agreement, the Company shall have issued and delivered a certificate representing the Shares to the grantee (or transferred on the records of the Company with respect to uncertificated stock), and the grantee’s name has been entered in the books of the Company as a stockholder.

(c) Termination. Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s cessation of Service Relationship with the Company and any Subsidiary for any reason.

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SECTION 10. TRANSFER RESTRICTIONS; COMPANY RIGHT OF FIRST REFUSAL; COMPANY REPURCHASE RIGHTS

(a) Restrictions on Transfer.

(i) Non-Transferability of Certain Awards. Restricted Stock awards granted under Section 7, Stock Options, SARs and, prior to exercise, the Shares issuable upon exercise of such Stock Option, shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award Agreement regarding a given Stock Option or Restricted Stock award that the optionee may transfer by gift, without consideration for the transfer, his or her Non-Qualified Stock Options to his or her family members (as defined in Rule 701 of the Securities Act), to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners (to the extent such trusts or partnerships are considered “family members” for purposes of Rule 701 of the Securities Act), provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award Agreement, including the execution of a stock power upon the issuance of Shares. Stock Options, SARs and the Shares issuable upon exercise of such Stock Options, shall be restricted as to any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” (as defined in the Exchange Act) or any “call equivalent position” (as defined in the Exchange Act) prior to exercise.

(ii) Shares. No Shares shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless (i) the transfer is in compliance with the terms of the applicable Award Agreement, all applicable securities laws (including, without limitation, the Securities Act), and with the terms and conditions of this Section 10, (ii) the transfer does not cause the Company to become subject to the reporting requirements of the Exchange Act, and the transferee consents in writing to be bound by the provisions of the Plan and the Award Agreement, including this Section 10. In connection with any proposed transfer, the Committee may require the transferor to provide at the transferor’s own expense an opinion of counsel to the transferor, satisfactory to the Committee, that such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Securities Act). Any attempted transfer of Shares not in accordance with the terms and conditions of this Section 10 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Shares as a result of any such transfer, shall otherwise refuse to recognize any such transfer and shall not in any way give effect to any such transfer of Shares. The Company shall be entitled to seek protective orders, injunctive relief and other remedies available at law or in equity including, without limitation, seeking specific performance or the rescission of any transfer not made in strict compliance with the provisions of this Section 10. Subject to the foregoing general provisions, and unless otherwise provided in the applicable Award Agreement, Shares may be transferred pursuant to the following specific terms and conditions (provided that with respect to any transfer of Restricted Stock, all vesting and forfeiture provisions shall continue to apply with respect to the original recipient):

(A) Transfers to Permitted Transferees. The Holder may transfer any or all of the Shares to one or more Permitted Transferees; provided, however, that following such transfer, such Shares shall continue to be subject to the terms of this Plan (including this Section 10) and such Permitted Transferee(s) shall, as a condition to any such transfer, deliver a written acknowledgment to that effect to the Company and shall deliver a stock power to the Company with respect to the Shares. Notwithstanding the foregoing, the Holder may not transfer any of the Shares to a Person whom the Company reasonably determines is a direct competitor or a potential competitor of the Company or any of its Subsidiaries.

(B) Transfers Upon Death. Upon the death of the Holder, any Shares then held by the Holder at the time of such death and any Shares acquired after the Holder’s death by the Holder’s legal representative shall be subject to the provisions of this Plan, and the Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be obligated to convey such Shares to the Company or its assigns under the terms contemplated by the Plan and the Award Agreement.

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(b) Right of First Refusal. In the event that a Holder desires at any time to sell or otherwise transfer all or any part of his or her Shares (other than shares of Restricted Stock which by their terms are not transferrable), the Holder first shall give written notice to the Company of the Holder’s intention to make such transfer. Such notice shall state the number of Shares that the Holder proposes to sell (the “Offered Shares”), the price and the terms at which the proposed sale is to be made and the name and address of the proposed transferee. At any time within 30 days after the receipt of such notice by the Company, the Company or its assigns may elect to purchase all or any portion of the Offered Shares at the price and on the terms offered by the proposed transferee and specified in the notice. The Company or its assigns shall exercise this right by mailing or delivering written notice to the Holder within the foregoing 30-day period. If the Company or its assigns elect to exercise its purchase rights under this Section 10(b), the closing for such purchase shall, in any event, take place within 45 days after the receipt by the Company of the initial notice from the Holder. In the event that the Company or its assigns do not elect to exercise such purchase right, or in the event that the Company or its assigns do not pay the full purchase price within such 45-day period, the Holder shall be required to pay a transaction processing fee of $10,000 to the Company (unless waived by the Committee) and then may, within 60 days thereafter, sell the Offered Shares to the proposed transferee and at the same price and on the same terms as specified in the Holder’s notice. Any Shares not sold to the proposed transferee shall remain subject to the Plan. If the Holder is a party to any stockholders agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to the Shares, (i) the transferring Holder shall comply with the requirements of such stockholders agreements or other agreements relating to any proposed transfer of the Offered Shares, and (ii) any proposed transferee that purchases Offered Shares shall enter into such stockholders agreements or other agreements with the Company and/or certain of the Company’s stockholders relating to the Offered Shares on the same terms and in the same capacity as the transferring Holder.

(c) Company’s Right of Repurchase.

(i) Right of Repurchase for Unvested Shares Issued Upon the Exercise of an Option. Upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder of Shares acquired upon exercise of a Stock Option which is still subject to a risk of forfeiture as of the Termination Event. Such repurchase rights may be exercised by the Company within the later of (A) six months following the date of such Termination Event or (B) seven months after the acquisition of Shares upon exercise of a Stock Option. The repurchase price shall be equal to the lower of the original per share price paid by the Holder, subject to adjustment as provided in Section 3(b) of the Plan, or the current Fair Market Value of such Shares as of the date the Company elects to exercise its repurchase rights.

(ii) Right of Repurchase With Respect to Restricted Stock. Upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder of Shares received pursuant to a Restricted Stock Award any Shares that are still subject to a risk of forfeiture as of the Termination Event. Such repurchase right may be exercised by the Company within six months following the date of such Termination Event. The repurchase price shall be the lower of the original per share purchase price paid by the Holder, subject to adjustment as provided in Section 3(b) of the Plan, or the current Fair Market Value of such Shares as of the date the Company elects to exercise its repurchase rights.

(iii) Procedure. Any repurchase right of the Company shall be exercised by the Company or its assigns by giving the Holder written notice on or before the last day of the repurchase period of its intention to exercise such repurchase right. Upon such notification, the Holder shall promptly surrender to the Company, free and clear of any liens or encumbrances, any certificates representing the Shares being purchased, together with a duly executed stock power for the transfer of such Shares to the Company or the Company’s assignee or assignees. Upon the Company’s or its assignee’s receipt of the certificates from the Holder, the Company or its assignee or assignees shall deliver to him, her or them a check for the applicable repurchase price; provided, however, that the Company may pay the repurchase price by offsetting and canceling any indebtedness then owed by the Holder to the Company.

(d) Escrow Arrangement.

(i) Escrow. In order to carry out the provisions of this Section 10 of this Plan more effectively, the Company shall hold any Shares issued pursuant to Awards granted under the Plan in escrow together with separate stock powers executed by the Holder in blank for transfer. The Company shall not dispose of the Shares except as otherwise provided in this Plan. In the event of any repurchase by the Company (or any of its assigns), the Company is hereby authorized by the Holder, as the Holder’s attorney-in-fact, to date and complete the stock powers necessary for the transfer of the Shares being purchased and to transfer such Shares in accordance with the terms hereof. At such time as any Shares are no longer subject to the Company’s repurchase and first refusal rights, the Company shall, at the written request of the Holder, deliver to the Holder a certificate representing such Shares with the balance of the Shares to be held in escrow pursuant to this Section.

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(ii) Remedy. Without limitation of any other provision of this Plan or other rights, in the event that a Holder or any other Person is required to sell a Holder’s Shares pursuant to the provisions of Sections 10(b) or (c) hereof and in the further event that he or she refuses or for any reason fails to deliver to the Company or its designated purchaser of such Shares the certificate or certificates evidencing such Shares together with a related stock power, the Company or such designated purchaser may deposit the applicable purchase price for such Shares with a bank designated by the Company, or with the Company’s independent public accounting firm, as agent or trustee, or in escrow, for such Holder or other Person, to be held by such bank or accounting firm for the benefit of and for delivery to him, her, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by such Holder as provided above. Upon any such deposit and/or offset by the Company or its designated purchaser of such amount and upon notice to the Person who was required to sell the Shares to be sold pursuant to the provisions of Sections 10(b) or (c), such Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, such Holder shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.

(e) Lockup Provision. If requested by the Company, a Holder shall not sell or otherwise transfer or dispose of any Shares (including, without limitation, pursuant to Rule 144 under the Securities Act) held by him or her for such period following the effective date of a public offering by the Company of Shares as the Company shall specify reasonably and in good faith. If requested by the underwriter engaged by the Company, each Holder shall execute a separate letter confirming his or her agreement to comply with this Section.

(f) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Section 10 shall apply with equal force to additional and/or substitute securities, if any, received by Holder in exchange for, or by virtue of his or her ownership of, Shares.

(g) Termination. The terms and provisions of Section 10(b) and Section 10(c) (except for the Company’s right to repurchase Shares still subject to a risk of forfeiture upon a Termination Event) shall terminate upon consummation of any Sale Event, in either case as a result of which Shares are registered under Section 12 of the Exchange Act and publicly-traded on any national security exchange.

SECTION 11. TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates (or evidence of book entry) to any grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock. The Company’s minimum required tax withholding obligation may be satisfied, in whole or in part, by the Company withholding from Shares to be issued pursuant to an Award a number of Shares having an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

SECTION 12. SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as may be specified by the Committee from time to time. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. The Company makes no representation or warranty and shall have no liability to any grantee under the Plan or any other Person with respect to any penalties or taxes under Section 409A that are, or may be, imposed with respect to any Award. It is the intent of the Board that payments and benefits under the Plan comply with or be exempt from Section 409A and the regulations and guidance promulgated thereunder and, accordingly, to the maximum extent permitted the Plan shall be interpreted to be in compliance therewith or exempt therefrom. In no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed upon a Participant by Section 409A or damages to a Participant for failing to comply with Section 409A.

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SECTION 13. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the consent of the holder of the Award. The Committee may exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation of outstanding Stock Options and by granting such holders new Awards in replacement of the cancelled Stock Options. To the extent determined by the Committee to be required either by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or otherwise, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 13 shall limit the Board’s or Committee’s authority to take any action permitted pursuant to Section 3(c). The Board reserves the right to amend the Plan and/or the terms of any outstanding Stock Options to the extent reasonably necessary to comply with the requirements of the exemption pursuant to Rule 12h-1 of the Exchange Act.

SECTION 14. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly so determine in connection with any Award.

SECTION 15. GENERAL PROVISIONS

(a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. No Shares shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards, as it deems appropriate.

(b) Delivery of Stock Certificates. Stock certificates to grantees under the Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company; provided that stock certificates to be held in escrow pursuant to Section 10 of the Plan shall be deemed delivered when the Company shall have recorded the issuance in its records. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).

(c) No Employment Rights. The adoption of the Plan and the grant of Awards do not confer upon any Person any right to continued employment or Service Relationship with the Company or any Subsidiary.

(d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy-related restrictions, terms and conditions as may be established by the Committee, or in accordance with policies set by the Committee, from time to time.

(e) Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award on or after the grantee’s death or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

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(f) Legend. Any certificate(s) representing the Shares shall carry substantially the following legend (and with respect to uncertificated Stock, the book entries evidencing such shares shall contain the following notation):

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including repurchase and restrictions against transfers contained in the Plan and any agreements entered into thereunder by and between the company and the holder of this certificate (a copy of which is available at the offices of the company for examination).

(g) Information to Holders of Options. In the event the Company is relying on the exemption from the registration requirements of Section 12(g) of the Exchange Act contained in paragraph (f)(1) of Rule 12h-1 of the Exchange Act, the Company shall provide the information described in Rule 701(e)(3), (4) and (5) of the Securities Act to all holders of Options in accordance with the requirements thereunder. The foregoing notwithstanding, the Company shall not be required to provide such information unless the option holder has agreed in writing, on a form prescribed by the Company, to keep such information confidential.

SECTION 16. EFFECTIVE DATE OF PLAN

The Plan shall become effective upon adoption by the Board and shall be approved by stockholders in accordance with applicable state law and the Company’s articles of incorporation and bylaws within 12 months thereafter. If the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, then any Awards granted or sold under the Plan shall be rescinded and no additional grants or sales shall thereafter be made under the Plan. Subject to such approval by stockholders and to the requirement that no Shares may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of the Plan by the Board. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the date the Plan is adopted by the Board or the date the Plan is approved by the Company’s stockholders, whichever is earlier.

SECTION 17. GOVERNING LAW

This Plan, all Awards and any controversy arising out of or relating to this Plan and all Awards shall be governed by and construed in accordance with the laws of the State of Delaware as to matters within the scope thereof, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

DATE ADOPTED BY THE BOARD OF DIRECTORS:	September 19, 2020

DATE ADOPTED BY THE

SHAREHOLDERS: __________________________.

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Annex B

Resolutions of the Board of Directors of

Conversion Labs, Inc.

WHEREAS, on November 11, 2019, the board of directors (the “Board”) of Conversion Labs, Inc. (the “Company”) at a meeting of the Board, approved and recommended to our stockholders for their approval, a proposed certificate of amendment to the Company’s Certificate of Incorporation to authorize five million (5,000,000) shares of blank check preferred stock, par value $0.0001 per share (the “Blank Check Preferred Stock Authorization”);

WHEREAS, at a special meeting of stockholders held on January 10, 2020 (the “January 2020 Special Meeting”), the affirmative vote of a majority of the votes cast by the shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) present at the special meeting approved the Blank Check Preferred Stock Authorization;

WHEREAS, the Company filed an Amendment to the Company’s Certificate of Incorporation on January 21, 2020 with the Delaware Secretary of State authorizing five million (5,000,000) shares of blank check preferred stock, par value $0.0001 per share (the “Blank Check Preferred Amendment”) with the Blank Check Preferred Amendment having been filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 24, 2020;

WHEREAS, the Company filed a Certificate of Designations of the Series B Convertible Preferred Stock, on August 27, 2020 with the Delaware Secretary of State which established 5,000 shares of the Company’s Series B Preferred Stock, having such designations, rights and preferences as set forth therein (the “Series B Designations”) with the Series B Designations having been filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 31, 2020;

WHEREAS, on August 31, 2020, the Company issued 3,500 units (the “Units”) of securities, at a purchase price of $1,000 per Unit, each consisting of (i) one share of Series B Convertible Preferred Stock of the Company, par value $0.0001 per share (the “Series B Preferred Stock”), and (ii) a warrant to purchase 2,000 shares of Common Stock;

WHEREAS, because the Blank Check Preferred Stock Authorization required the affirmative vote of a majority of the shares of Common Stock outstanding as of the record date of the January 2020 Special Meeting, the Blank Check Preferred Stock Amendment was not validly authorized and, therefore, the filing of the Blank Check Preferred Stock Amendment constitutes a defective corporate act within the meaning of Section 204 of the Delaware General Corporation Law (the “DGCL”);

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WHEREAS, because the filing of the Blank Check Preferred Stock Amendment was a defective corporate act there is uncertainty whether the filing of the Series B Designations and the issuance of 3,500 shares of Series B Preferred Stock were not validly authorized and therefore constitute defective corporate acts within the meaning of Section 204 of the DGCL; and

WHEREAS, (i) Section 204 of the DGCL provides a means by which a board of directors of a Delaware corporation can ratify defective corporate acts and (ii) the Board desires to approve the ratification of the defective and potentially defective corporate acts described in the above recitals pursuant to the common law doctrine of ratification and Section 204 of the DGCL to the fullest extent permitted by law.

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby determines that it is advisable and in the best interests of the Company and its stockholders to approve the ratification of the defective and potentially defective corporate acts described in the above recitals pursuant to the common law doctrine of ratification and Section 204 of the DGCL to the fullest extent permitted by law;

FURTHER RESOLVED, that the defective and potentially defective corporate acts to be ratified, the dates of such defective and potentially defective corporate acts, the number and type of shares of putative stock issued and the date upon which such shares were purported to have been issued, and the nature of the failures of authorization in respect of the defective and potentially defective corporate acts are set forth in the foregoing recitals (and are further described in the resolutions set forth below);

FURTHER RESOLVED, that the defective and potentially defective corporate acts to be ratified are (i) the filing of the Blank Check Preferred Amendment with the Delaware Secretary of State on January 21, 2020, (ii) the filing of the Series B Designations with the Delaware Secretary of State on August 27, 2020, and (iii) the issuance of 3,500 shares of Series B Preferred Stock on August 31, 2020 (collectively, the “Defective Corporate Acts”);

FURTHER RESOLVED, that the date of the filing of the Blank Check Preferred Amendment defective corporate act to be ratified hereby is January 21, 2020;

FURTHER RESOLVED, that the date of the filing of the Series B Designations defective corporate act to be ratified hereby is August 27, 2020;

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FURTHER RESOLVED, that the date of issuance of the Series B Preferred Stock defective corporate act to be ratified hereby is August 31, 2020;

FURTHER RESOLVED, that the number and type of shares of potentially putative stock issued in connection with the Defective Corporate Acts are 3,500 shares of Series B Preferred Stock and the date on which such shares of potentially putative stock were purportedly issued is August 31, 2020;

FURTHER RESOLVED, that the nature of the failure of authorization in respect of the filing of the Blank Check Preferred Amendment to be ratified is that the filing was not approved by a sufficient percentage of the shares of Common Stock entitled to vote at the January 2020 Special Meeting;

FURTHER RESOLVED, that the nature of the failure of authorization in respect of the filing of the Series B Designations to be ratified is that the filing likely required the valid authorization of the Blank Check Preferred Amendment filing;

FURTHER RESOLVED, that the nature of the failure of authorization in respect of the issuance of the 3,500 shares of Series B Preferred Stock to be ratified is that the issuance likely required the valid authorization of the Blank Check Preferred Amendment filing;

FURTHER RESOLVED, that the Board hereby authorizes, approves and declares advisable the ratification of the Defective Corporate Acts;

FURTHER RESOLVED, that the Defective Corporate Acts be, and hereby are, ratified, confirmed, approved, and adopted in all respects;

FURTHER RESOLVED, that the Board hereby recommends that the stockholders of the Company approve the ratification of the Defective Corporate Acts;

FURTHER RESOLVED, that the Board hereby directs that the ratification of the Defective Corporate Acts be submitted to the Company’s stockholders for approval at a special meeting of such stockholders to be held in accordance with the Bylaws of the Company and the DGCL (the “Special Meeting”);

FURTHER RESOLVED, that the purpose of the Special Meeting shall be to vote on the approval of the Conversion Labs, Inc. 2020 Equity and Incentive Plan (the “2020 Plan”) which was adopted by the Board on September 19, 2020 to vote on the ratification of the Defective Corporate Acts, and to conduct such other business as may subsequently be determined by the Board or as may otherwise properly come before the Special Meeting;

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FURTHER RESOLVED, that if the stockholders ratify the Defective Corporate Acts, the Board hereby authorizes, approves and declares advisable that the Company file, following such ratification, two (2) Certificate of Validation with the Delaware Secretary of State, one with regard to the Blank Check Preferred Amendment, and one with regard to the Series B Designations, each in the form attached hereto as Exhibit A (the “Certificates of Validation”);

FURTHER RESOLVED, that the Board hereby directs the officers of the Company to prepare and give notice of the Special Meeting to the holders of record of valid and putative stock of the Company (whether voting or non-voting) as of the record date that shall be established by the Board for the Special Meeting, in accordance with Sections 204 and 222 of the DGCL, and give such notice to the holders of record of valid and putative stock of the Company (whether voting or non-voting) as of November 18, 2019 (the record date of the January 2020 Special Meeting), other than those holders whose identities or addresses cannot be determined from the records of the Company;

FURTHER RESOLVED, that that the Board hereby directs the officers of the Company to include in the notice provided to the stockholders of the Company a copy of these resolutions (or a summary thereof that contains the information required by Section 204 of the DGCL to be contained in such notice) and a statement that any claim that the Defective Corporate Acts ratified pursuant to these resolutions is void or voidable due to the identified failures of authorization, or that the Court of Chancery of the State of Delaware should declare in its discretion that the ratification set forth in these resolutions pursuant to Section 204 of the DGCL not be effective or be effective only on certain conditions must be brought within 120 days from the validation effective time (with the validation effective time with respect to the Blank Check Preferred Amendment and the Series B Designations being the date of filing of the Certificates of Validation and the validation effective time with regard to the issuance of the Series B Preferred Stock being the date of the Special Meeting);

FURTHER RESOLVED, that the Board may abandon these resolutions at any time before the validation effective time in respect of the Defective Corporate Acts;

FURTHER RESOLVED, that in addition to the specific authorizations set forth in the foregoing resolutions, the officers of the Company are, and each of them acting individually hereby is, authorized and empowered, in the name and on behalf of the Company, and with the full power to act, to take or cause to be taken any and all such further actions to carry out, execute, and deliver or cause to be carried out, executed, and delivered, all such other 4 actions, documents, certificates, instruments, amendments, and agreements, as they shall in their judgment determine necessary, desirable, or advisable to consummate, effectuate, carry out, or further the transactions contemplated by and the intent and purposes of the foregoing resolutions; and

FURTHER RESOLVED, that any and all lawful actions heretofore taken by any officer of the Company in connection with the foregoing resolutions be, and hereby are, ratified, confirmed, approved, and adopted.

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CERTIFICATE OF DESIGNATIONS

OF

SERIES B CONVERTIBLE PREFERRED STOCK

OF

CONVERSION LABS, INC.

Conversion Labs, Inc., a Delaware corporation (the “Corporation”), certifies that, pursuant to the authority contained in Article Fourth of its Certificate of Incorporation, as amended prior to the date hereof (the “Certificate of Incorporation”), and in accordance with the provisions of Section 151 of the Delaware General Corporation Law (the “DGCL”), the board of directors of the Corporation (the “Board”) duly approved and adopted on August 26, 2020 the following resolution, which resolution remains in full force and effect on the date hereof:

WHEREAS, the Certificate of Incorporation authorizes the issuance of up to 100,000,000 shares of Common Stock and up to 5,000,000 shares of preferred stock, par value $0.0001 per share, of the Corporation (“Preferred Stock”) in one or more series, and expressly authorizes the Board, subject to limitations prescribed by law, to establish and fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations and restrictions of the shares of such series; and

WHEREAS, the Board desires to establish and fix such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations and restrictions of the Series B Preferred Stock defined below.

NOW, THEREFORE, BE IT RESOLVED, that the Series B Preferred Stock be, and hereby is, created, and that the number of shares thereof, the voting powers thereof and the designations, preferences and relative, participating, optional and other special rights thereof and the qualifications, limitations and restrictions thereof be, and hereby are, as follows:

1. General.

(a) The shares of such series are designated the Series B Convertible Preferred Stock (hereinafter referred to as the “Series B Preferred Stock”). The number of authorized shares constituting the Series B Preferred Stock shall be five thousand (5,000) shares of Series B Preferred Stock. The number of authorized shares constituting the Series B Preferred Stock from time to time may be increased (including to the extent necessary to comply with Section 3) or decreased (but not below the number of shares of Series B Preferred Stock then outstanding) by (i) further resolution duly adopted by the Board, or any duly authorized committee thereof, and (ii) the filing of amendments to the Certificate of Incorporation pursuant to the provisions of the DGCL stating that such increase or decrease, as applicable, has been so authorized.

(b) The Corporation shall not have the authority to issue fractional shares of Series B Preferred Stock.

(c) Each share of Series B Preferred Stock will be identical in all respects to the other shares of Series B Preferred Stock.

(d) Shares of Series B Preferred Stock converted into Common Stock (as defined below) will be retired and will revert to authorized but unissued Preferred Stock, undesignated as to series.

(e) The Series B Preferred Stock, with respect to payment of dividends and rights upon Liquidation (defined below), ranks: (i) senior in all respects to all Junior Stock; (ii) on a parity in all respects with all Parity Stock; and (iii) junior in all respects to all Senior Stock.

2. Certain Defined Terms. As used in this Certificate of Designations, the following terms have the respective meanings set forth below:

(a) “Affiliate” shall have the meaning ascribed to such term in Rule 405 under the Securities Act.

(b) “Beneficial Ownership Limitation” has the meaning specified in Section 6.

(c) “Business Day” means any day other than a Saturday, Sunday, any federal legal holiday or day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

(d) “Bylaws” has the meaning specified in Section 7(a).

(e) “Certificate of Designations” means this Certificate of Designations of the Series B Preferred Stock of the Corporation.

(f) “Certificate of Incorporation” has the meaning specified in the first paragraph of this Certificate of Designations.

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(g) “Change of Control” means the occurrence after the date hereof, directly or indirectly, of any of the following:

(i) any sale, lease, assignment, transfer or other disposition of all or substantially all of the assets of the Corporation and its Subsidiaries, taken as a whole;

(ii) an acquisition by Person or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 50% of the voting securities of the Corporation;

(iii) a replacement at one time or within a one (1)-year period of more than one-half of the members of the Board that is not approved by a majority of those individuals who are members of the Board on the date hereof, or by those individuals who are serving as members of the Board on any date whose nomination to the Board was approved by a majority of the members of the Board who are members on the date hereof; or

(iv) any merger, consolidation, share exchange, recapitalization or reorganization of the Corporation with or into another Person where the Corporation is not the surviving corporation.

(h) “Closing” means the closing under the Securities Purchase Agreement.

(i) “Common Stock” means common stock of the Corporation, par value $.0001 per share.

(j) “Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(k) “Conversion Price” means, with respect to each share of Series B Preferred Stock, $0.65 (sixty-five cents), subject to adjustments in accordance with the provisions of Section 5(g).

(l) “Convertible Securities” has the meaning specified in Section 5(f)(iii).

(m) “Corporation” has the meaning specified in the first paragraph of this Certificate of Designations.

(n) “DGCL” has the meaning specified in the first paragraph of this Certificate of Designations.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(p) “Forced Conversion” has the meaning specified in Section 5(b)(i).

(q) “Forced Conversion Amount” has the meaning specified in Section 5(b)(i).

(r) “Forced Conversion Date” has the meaning specified in Section 5(b)(i).

(s) “Forced Conversion Notice” has the meaning specified in Section 5(b)(i).

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(t) “Forced Conversion Redemption” has the meaning specified in Section 5(b)(ii).

(u) “Forced Conversion Redemption Amount” has the meaning specified in Section 5(b)(ii).

(v) “Forced Conversion Redemption Date” has the meaning specified in Section 5(b)(ii).

(w) “Forced Conversion Redemption Notice” has the meaning specified in Section 5(b)(ii).

(x) “Forced Conversion Redemption Notice Date” has the meaning specified in Section 5(b)(ii).

(y) “Holder” means, with respect to shares of Series B Preferred Stock, the stockholder in whose name such Series B Preferred Stock is registered in the stock books of the Corporation.

(z) “Holder Director” has the meaning specified in Section 7(d).

(aa) “Junior Stock” means the Common Stock and any other class or series of shares of capital stock of the Corporation hereafter authorized or established by the Board over which the Series B Preferred Stock has priority in the payment of dividends and in the distribution of assets upon any Liquidation.

(bb) “Liquidation” means: (A) any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation; or (B) unless the Purchasers holding a majority of the shares of Series B Preferred Stock then outstanding elect otherwise by written notice sent to the Corporation, a Change of Control; provided, however, that for the purposes of this definition and Section 4, the following shall not be deemed a Liquidation: (i) a consolidation of the Corporation with a Subsidiary, so long as the ownership of the Corporation remains substantially the same immediately following such consolidation; (ii) a merger effected to change the jurisdiction of incorporation of the Corporation so long as the ownership of the Corporation remains substantially the same immediately after such merger; or (iii) a public or private equity offering by the Corporation that does not result in a Change of Control.

(cc) “Market Price” means the VWAP of such security for the period of ten (10) consecutive Trading Days preceding the date of determination (or for any other period specified for this purpose in the applicable provision of this Certificate of Designation).

(dd) “Minimum Dividend Date” has the meaning specified in Section 5(b)(iv).

(ee) “National Securities Exchange” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American LLC, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

(ff) “Optional Conversion Date” has the meaning specified in Section 5(a)(iii).

(gg) “Optional Conversion Notice” has the meaning specified in Section 5(a)(iii).

(hh) “Optional Conversion Right” has the meaning specified in Section 5(a)(i).

(ii) “Optional Redemption” has the meaning specified in Section 8(a).

(jj) “Optional Redemption Amount” has the meaning specified in Section 8(b).

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(kk) “Optional Redemption Date” has the meaning specified in Section 8(a).

(ll) “Optional Redemption Notice” has the meaning specified in Section 8(a).

(mm) “Optional Redemption Notice Date” has the meaning specified in Section 8(a).

(nn) “Original Issue Date” means the date of this Certificate of Designations.

(oo) “Parity Stock” means any class or series of shares of the Corporation that have pari passu priority with the Series B Preferred Stock in the payment of dividends or in the distribution of assets upon any Liquidation.

(pp) “Per Share Forced Conversion Redemption Price” has the meaning specified in Section 5(b)(ii).

(qq) “Per Share Optional Redemption Price” has the meaning specified in Section 8(b).

(rr) “Person” means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity.

(ss) “PIK Share” has the meaning specified in Section 3(a).

(tt) “Preferred Dividends” has the meaning specified in Section 3(a).

(uu) “Preferred Holders” has the meaning specified in Section 4(a).

(vv) “Preferred Stock” has the meaning specified in the recitals to this Certificate of Designations.

(ww) “Purchasers” means the initial purchasers of Series B Preferred Stock pursuant to the Series B Purchase Agreement and their respective successors and permitted assigns.

(xx) “Purchased Shares” has the meaning specified in Section 5(g)(v).

(yy) “Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(zz) “Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated as of August 27, 2020, by and among the Corporation and the Purchasers.

(aaa) “Senior Stock” means each class of capital stock or series of preferred stock established after the Original Issue Date by the Board, the terms of which expressly provide that such class or series will rank senior to the Series B Preferred Stock as to payment of dividends or in the distribution of assets upon any Liquidation.

(bbb) “Series B Issue Price” means, with respect to each share of Series B Preferred Stock, including any share of Series B Preferred Stock issued as PIK Shares, $1,000, subject to adjustments for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, reverse stock splits or other similar events.

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(ccc) “Series B Liquidation Preference” means, with respect to each share of Series B Preferred Stock outstanding as of immediately prior to any Liquidation, an amount equal to the greater of: (i) an amount equal to the sum of (A) the Series B Issue Price, plus (B) any accrued but unpaid dividends on such share of Series B Preferred Stock as of immediately prior to such Liquidation in accordance with Section 3, and (ii) the amount that would be distributable pursuant to such Liquidation in respect of the shares of Common Stock into which such share of Series B Preferred Stock would be converted pursuant to Section 5 (without regard to any of the limitations on convertibility contained therein or in Section 6 and plus any payment in respect of any fractional interest pursuant to Section 5(c)) if all outstanding shares of the Corporation’s Series B Preferred Stock were converted into shares of Common Stock as of immediately prior to such Liquidation; provided, that, in each such case, if a Liquidation occurs prior to the Minimum Dividend Date, in calculating the accrued but unpaid dividends on such share of Series B Preferred Stock held by such holder, the Holder will be deemed entitled to, and such share of Series B Preferred Stock shall be deemed to have accrued, all Preferred Dividends that would have accrued between the date of the Closing and the Minimum Dividend Date, less any PIK Shares previously issued to the Holder prior to such Liquidation.

(ddd) “Series B Preferred Stock” has the meaning specified in Section 1(a).

(eee) “Subsidiary” means, with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

(fff) “Trading Day” means a day during which trading in securities generally occurs on the National Securities Exchange or other market on which the Common Stock is then traded. If the Common Stock is not so listed or traded, “Trading Day” means a Business Day.

(ggg) “Transfer Agent” means Worldwide Stock Transfer, LLC, acting as the Corporation’s duly appointed transfer agent, registrar, conversion agent, dividend disbursing agent and paying agent for any securities of the Corporation, and its successors and assigns, or any other Person appointed to serve as transfer agent, registrar, conversion agent, dividend disbursing agent or paying agent by the Corporation.

(hhh) “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a National Securities Exchange, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on a National Securities Exchange on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is not then listed or quoted on a National Securities Exchange, the volume weighted average price of a share of Common Stock for such date (or the nearest preceding date) on the OTCQB or the OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on the OTCQB or the OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

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3. Dividends.

(a) Each holder of Series B Preferred Stock shall be entitled to receive, with respect to each share of Series B Preferred Stock then outstanding and held by such holder, dividends at the rate of thirteen percent (13%) per annum (the “Preferred Dividends”). The Preferred Dividends shall accrue and be cumulative from and after the date of issuance of any share of Series B Preferred Stock on a daily basis computed on the basis of a 365-day year and compounded quarterly (i.e., by increasing the Series B Issue Price of each share of Series B Preferred Stock quarterly in an amount equal to the sum of the Preferred Dividends payable per share of Series B Preferred Stock) whether or not earned or declared and whether or not the Corporation shall have assets legally available therefore. The Preferred Dividends are payable only when, as, and if declared by the Board and the Corporation has no obligation to pay such Preferred Dividends; provided, however, if the Board determines to pay any Preferred Dividends, the Corporation shall pay such dividends in kind in a number of additional shares of Series B Preferred Stock (the “PIK Shares”) equal to the quotient of (i) the aggregate amount of the Preferred Dividends being paid by the Corporation in respect of the shares of Series B Preferred Stock held by such Holder, divided by (ii) the Series B Issue Price; provided, further, that, at the election of the Purchasers holding a majority of the shares of Series B Preferred Stock then outstanding, in in their sole discretion, such Preferred Dividends shall be paid in cash or a combination of cash and PIK Shares. No fractional shares of Series B Preferred Stock shall be issued to any Holder pursuant to this Section 3(a) (after taking into account all shares of Series B Preferred Stock held by such Holder) and in lieu of any such fractional share, the Corporation shall pay to such Holder one additional whole share of Series B Preferred Stock. Each share of Series B Preferred Stock paid as a PIK Share under this Section 3(a) shall have a deemed value equal to the Series B Issue Price.

(b) Notwithstanding the foregoing, the Preferred Dividends may be paid in cash at the election of the Corporation if, and only if, (A) the Purchasers holding a majority of the shares of Series B Preferred Stock then outstanding consent in writing to the payment of any specific dividend in cash, or (B) at any time following the twenty-four (24) month anniversary of the Closing, (i) the prevailing VWAP of the Common Stock over the trailing ninety (90)-day period is equal to or greater than $3.00 per share (subject to adjustments for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, reverse stock splits or other similar events), and (ii) the average trading volume of the Common Stock over the trailing ninety (90)-day period is equal to or greater than 200,000 shares of Common Stock per day, or (C) at any time following the thirty-six (36) month anniversary of the Closing. Subject to the rights of holders of any Senior Stock, Holders will be entitled to receive any such Preferred Dividends paid in cash pursuant to this Section 3(b) prior to any cash distributions made in respect of any Junior Stock in respect of the same calendar quarter, out of funds legally available for payment.

(c) Dividends (payable in cash, securities or other property) as may be determined by the Board may be declared and paid on any of the Corporation’s securities, including the Common Stock, from time to time out of funds legally available for such payment, provided, that in the event that the Corporation declares or pays any dividends upon the Common Stock, other than non-cash dividends that give rise to an adjustment to the Conversion Price pursuant to Section 5(f), the Corporation shall also declare and pay to the Holders of the Series B Preferred Stock at the same time that it declares and pays such dividends to the holders of the Common Stock, the dividends which would have been declared and paid with respect to the Common Stock issuable upon conversion of the Series B Preferred Stock had all of the outstanding Series B Preferred Stock been converted immediately prior to the record date for such dividend, or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

4. Liquidation.

(a) In the event of any Liquidation, subject to the rights of holders of any Senior Stock and before any distribution is made to holders of shares of Junior Stock, the Holders of the Series B Preferred Stock and Parity Stock (the “Preferred Holders”) will be entitled to receive in respect of each share of Series B Preferred Stock and Parity Stock held by such Preferred Holder as of immediately prior to such Liquidation, from the assets of the Corporation, or proceeds thereof, distributable among the holders of the Corporation’s then-outstanding shares of capital stock, an amount equal to their respective liquidation preference applicable to such share of Series B Preferred Stock or Parity Stock, as the case may be. The liquidation preference applicable to holders of Series B Preferred Stock shall be the amount of the Series B Liquidation Preference. If, upon such Liquidation, the assets of the Corporation, or proceeds thereof, are insufficient to pay the full liquidation preference of each Preferred Holder, then all such assets and proceeds of the Corporation so distributable will be distributed ratably in respect of the then-outstanding shares of Series B Preferred Stock and Parity Stock, in proportion to their respective liquidation preferences.

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(b) Notice of any Liquidation will be given by mail, postage prepaid, not less than thirty (30) days prior to the distribution or payment date stated therein, to each Preferred Holder appearing on the stock books of the Corporation as of the date of such notice at the address of said Preferred Holder shown therein. Such notice will state a distribution or payment date, the aggregate liquidation preference distributable in respect of all shares of Series B Preferred Stock and Parity Stock then held by such Preferred Holder and the place where such amount will be distributable or payable.

(c) After the payment to the Preferred Holders of all amounts distributable pursuant to Section 4(a), the Holders of outstanding shares of Series B Preferred Stock will have no right or claim, based on their ownership of shares of Series B Preferred Stock, to any of the remaining assets of the Corporation by reason of their ownership of Series B Preferred Stock.

5. Conversion.

(a) Optional Conversion by the Holder.

(i) Subject to the terms and conditions of Section 6, each Holder of shares of Series B Preferred Stock shall have the right to convert all or any portion of such Holder’s Series B Preferred Stock into fully paid and non-assessable shares of Common Stock at any time or from time to time at such Holder’s sole discretion (the “Optional Conversion Right”). Each share of Series B Preferred Stock as to which the Optional Conversion Right is exercised shall be converted into such number of shares of Common Stock equal to the quotient of: (i) the sum of (A) the Series B Issue Price, plus (B) any accrued but unpaid dividends on such share of Series B Preferred Stock as of immediately prior to the conversion thereof, including the Preferred Dividends, divided by (ii) the Conversion Price of such share of Series B Preferred Stock in effect at the time of conversion (rounded down to the nearest whole share with any fractional shares being paid in cash in accordance with Section 5(c)).

(ii) The Optional Conversion Right of a Holder of Series B Preferred Stock shall be exercised by the Holder by delivering written notice to the Corporation that the Holder elects to convert all or a portion of the shares of Series B Preferred Stock held by such Holder (an “Optional Conversion Notice”), which notice shall state (i) the number of shares of Series B Preferred Stock that are being redeemed by such Holder and (ii) specify the name or names (with address or addresses) in which shares of Common Stock are to be issued.

(iii) The conversion of any share of Series B Preferred Stock shall be deemed to have been made in connection with any exercise of the Optional Conversion Right at the close of business on the date the Optional Conversion Notice is deemed given in accordance with Section 10 (the “Optional Conversion Date”). Until the Optional Conversion Date with respect to any share of Series B Preferred Stock has occurred, such share of Series B Preferred Stock will remain outstanding and will be entitled to all of the powers, designations, preferences and other rights provided herein, including that such share shall (A) accrue and accumulate Preferred Dividends and (B) entitle the Holder thereof to the voting rights provided in Section 7. Effective as of the Optional Conversion Date, the rights of the Holder of such shares of Series B Preferred Stock as a holder thereof will cease and from and after such time the Person entitled to receive the Common Stock issuable upon such conversion will be treated for all purposes as the record holder of such Common Stock.

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(iv) As promptly as practicable on or after the Optional Conversion Date, the Corporation will update or cause to be updated the Corporation’s stock register to reflect the shares of Common Stock held by such Holder as a result of the Optional Conversion and issue and deliver, or cause to be issued and delivered, (A) evidence of such issuance reasonably satisfactory to such Holder, and (B) cash for any fractional interest in respect of a share of Common Stock arising upon such conversion settled as provided in Section 5(c), to the Person or Persons entitled to receive the same. Each Holder agrees to surrender at the office of the Corporation the certificate(s) in respect of the Series B Preferred Stock so converted, duly endorsed or assigned to the Corporation or in blank, as applicable.

(b) Forced Conversion by the Corporation.

(i) Subject to the terms and conditions of Section 6, if at any time following the twelve (12)-month anniversary of the Closing (A) the prevailing VWAP of the Common Stock over the trailing ninety (90)-day period is equal to or greater than $3.00 per share (subject to adjustments for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, reverse stock splits or other similar events), and (B) the average trading volume of the Common Stock over the trailing ninety (90)-day period is equal to or greater than 200,000 shares of Common Stock per day, the Corporation shall have the right, but not the obligation, in its sole discretion, to elect to convert all, but not less than all, of the then-outstanding shares of Series B Preferred Stock into Common Stock by delivering written notice of such election (the “Forced Conversion Notice”) to the Holders of the Series B Preferred Stock within ten (10) Business Days following the satisfaction of the criteria in clauses (A) and (B) above (a “Forced Conversion”). Subject to Section 5(b)(ii) and Section 5(b)(iv), on the Forced Conversion Date, each share of Series B Preferred Stock shall be converted into the number of fully paid and non-assessable shares of Common Stock equal to the quotient of: (x) the sum of (1) the Series B Issue Price, plus (2) any accrued but unpaid dividends on such share of Series B Preferred Stock as of immediately prior to the conversion thereof, including the Preferred Dividends, divided by (y) the Conversion Price of such share of Series B Preferred Stock in effect at the time of conversion (the “Forced Conversion Amount”) (rounded down to the nearest whole share with any fractional shares being paid in cash in accordance with in Section 5(c)). The Forced Conversion Notice shall state (i) the number of shares of Series B Preferred Stock held by such Holder that are proposed to be converted, and (ii) the date on which such Forced Conversion shall occur, which date shall be the thirtieth (30th) day following the date such Forced Conversion Notice is deemed given pursuant to Section 10 (or, if such date falls on a day other than a Business Day, the next day that is a Business Day) (a “Forced Conversion Date”).

(ii) In the event of a Forced Conversion pursuant to Section 5(b)(i), at any time prior to the Forced Conversion Date, a Holder may elect, in its sole discretion and in lieu of the Forced Conversion, to have each then-outstanding share of Series B Preferred Stock held by such Holder be redeemed by the Corporation (a “Forced Conversion Redemption”) by delivering written notice to the Corporation (a “Forced Conversion Redemption Notice” and the date such Holder delivers such notice to the Corporation, a “Forced Conversion Redemption Notice Date”) prior to the Forced Conversion Date, which notice shall state (A) the number of shares of Series B Preferred Stock that are to be redeemed, (B) the date on which such Forced Conversion Redemption shall occur, which date shall be the tenth (10th) Business Day following the applicable Forced Conversion Redemption Notice Date (or, if such date falls on a day other than a Business Day, the next day that is a Business Day) (the “Forced Conversion Redemption Date”) and (C) the wire instructions for the payment of the applicable Forced Conversion Redemption Amount (as defined below) to such Holder. Each share of Series B Preferred Stock that is the subject of a Forced Conversion Redemption pursuant to this Section 5(b)(ii) shall be redeemed by the Corporation in cash at a price per share equal to the sum of (1) the Series B Issue Price, plus (2) any accrued but unpaid dividends on such share of Series B Preferred Stock, including the Preferred Dividends (the “Per Share Forced Conversion Redemption Price”). On the applicable Forced Conversion Redemption Date, the Corporation shall deliver, or shall cause to be delivered, to each Holder the product of (x) the Per Share Forced Conversion Redemption Price multiplied by (y) the number of shares of Series B Preferred Stock set forth in the Forced Conversion Redemption Notice (the “Forced Conversion Redemption Amount”), in cash by wire transfer of immediately available funds pursuant to the wire instructions provided in the Forced Conversion Redemption Notice.

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(iii) Until the Forced Conversion Date or Forced Conversion Redemption Date, as applicable, with respect to any share of Series B Preferred Stock has occurred, such share of Series B Preferred Stock will remain outstanding and will be entitled to all of the powers, designations, preferences and other rights provided herein, including that such share shall (A) accrue and accumulate Preferred Dividends pursuant to Section 3 and (B) entitle the Holder thereof to the voting rights provided in Section 7. Effective as of the Forced Conversion Date or Forced Conversion Redemption Date, as applicable, the rights of the Holder of such shares of Series B Preferred Stock as a holder thereof will cease and, in the case of a Forced Conversion, from and after such time the Person entitled to receive the Common Stock issuable upon such conversion will be treated for all purposes as the record holder of such Common Stock.

(iv) If a Forced Conversion or Forced Conversion Redemption, as applicable, occurs prior to the twenty-four (24)-month anniversary of the Closing (the “Minimum Dividend Date”), in calculating (a) the number of shares of Common Stock issuable to the Holder in connection with such Forced Conversion or (b) the Per Share Forced Conversion Redemption Price, as applicable, the Holder will be entitled to an amount equal to all Preferred Dividends that would have been deemed to have accrued between the date of the Closing and the Minimum Dividend Date, less any Preferred Dividends previously paid to the Holder prior to such Forced Conversion or Forced Conversion Redemption, as applicable, and (x) the number of shares of common stock issuable to the Holder in connection with such Forced Conversion or (y) the Per Share Forced Conversion Redemption Price, as applicable, shall be increased, accordingly. Until the Forced Conversion Date with respect to any share of Series B Preferred Stock has occurred, such share of Series B Preferred Stock will remain outstanding and will be entitled to all of the powers, designations, preferences and other rights provided herein, including that such share shall (A) accrue and accumulate Preferred Dividends and (B) entitle the Holder thereof to the voting rights provided in Section 7. Effective as of the Forced Conversion Date, the rights of the Holder of such shares of Series B Preferred Stock as a holder thereof, including the accrual of Preferred Dividends, will cease and from and after such time the Person entitled to receive the Common Stock issuable upon such conversion will be treated for all purposes as the record holder of such Common Stock; provided, however, in the event the Holder elects a Forced Conversion Redemption pursuant to Section 5(b)(ii), the rights of such Holder will survive until the Forced Conversion Redemption Date, other than the accrual of the Preferred Dividends, which shall be deemed to have ceased on the Forced Conversion Date.

(v) As promptly as practicable on or after the Forced Conversion Date or any Forced Conversion Redemption Date, as applicable, the Corporation will update or cause to be updated the Corporation’s stock register to reflect the shares of Common Stock held by such Holder as a result of the Forced Conversion and issue and deliver or cause to be issued and delivered (A) evidence of such issuance reasonably satisfactory to such Holder, and (B) cash for any fractional interest in respect of a share of Common Stock arising upon such conversion settled as provided in Section 5(c), to the Person or Persons entitled to receive the same. Each Holder agrees to surrender at the office of the Corporation the certificate(s) in respect of the Series B Preferred Stock so converted, duly endorsed or assigned to the Corporation or in blank.

(c) Fractional Interests. If more than one share of Series B Preferred Stock is presented for conversion at the same time by the same Holder (either pursuant to Section 5(a) or Section 5(b)), the number of full shares of Common Stock which will be issuable upon such conversion thereof will be computed on the basis of the aggregate number of shares of Series B Preferred Stock to be converted by such Holder. The Corporation will not be required upon the conversion of any shares of Series B Preferred Stock to issue any fractional shares of Common Stock, but shall, in lieu of issuing any fractional share of Common Stock that would otherwise be issuable upon such conversion, pay a cash adjustment in respect of such fraction in an amount equal to the product of (i) such fraction, multiplied by (ii) the Market Price of the Common Stock. No Holder of Series B Preferred Stock will be entitled to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock.

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(d) Obligations. The Corporation’s obligations to issue and deliver shares of Common Stock upon conversion of shares of Series B Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by any Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by any Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by any Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to any Holder in connection with the issuance of such shares of Common Stock or Preferred Stock (as applicable).

(e) Payment of Taxes. The Corporation will pay any and all taxes (other than income taxes) that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of shares of Series B Preferred Stock pursuant hereto. The Corporation also will not impose any service charge in connection with any conversion of the shares of Series B Preferred Stock to shares of Common Stock. The Corporation will not be required, however, to pay any tax or other charge imposed in respect of any transfer involved in the issue and delivery of any certificates for shares of Common Stock or payment of cash or other property to any recipient other than any such Holder of a share of Series B Preferred Stock converted, and in the case of, any such transfer or payment, the Transfer Agent for the Series B Preferred Stock and the Corporation will not be required to issue or deliver any certificate or pay any cash until (i) such tax or charge has been paid or an amount sufficient for the payment thereof has been delivered to the Transfer Agent for the Series B Preferred Stock or the Corporation, or (ii) it has been established to the Corporation’s satisfaction that any such tax or other charge that is or may become due has been paid.

(f) Conversion Price Adjustments.

(i) Stock Dividends and Stock Splits. If the Corporation, at any time while the Series B Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, the Series B Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 5(f)(i) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

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(ii) Pro Rata Distributions. During such time as the Series B Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of the Series B Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Series B Preferred Stock (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(iii) Rights Plans. To the extent that the Corporation has a rights plan in effect with respect to the Common Stock on the date of any conversion pursuant to this Section 5, upon conversion of any shares of the Series B Preferred Stock into Common Stock, the Holders will receive, in addition to the shares of Common Stock, the rights under the rights plan, unless, prior to such conversion, as applicable, the rights have separated from the shares of Common Stock, in which case the Conversion Price will be adjusted at the time of separation as if the Corporation had issued the rights to all holders of the Common Stock in an issuance triggering an adjustment pursuant to Section 5(f)(iii), subject to readjustment in the event of the expiration, termination or redemption of such rights.

(iv) Other Events. If any event occurs of the type contemplated by the provisions of this Section 5(f) but not expressly provided for by such provisions (including, without limitation, pro rata repurchases, the granting of stock appreciation rights, phantom stock rights or other rights with equity features, or issuing Convertible Securities with a variable conversion formula that is more favorable than those of the Series B Preferred Shares), then the Corporation’s Board will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holders of the Series B Preferred Shares; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 5(f).

(v) Other Adjustments. The Corporation may make decreases in the Conversion Price, in addition to any other decreases required by this Section 5(f), if the Board deems it advisable to avoid or diminish any income tax to holders of the Common Stock resulting from any dividend or distribution of shares of Common Stock (or issuance of Options for Common Stock) or from any event treated as such for income tax purposes. If the Corporation takes any action affecting the Common Stock, other than an action described in Section 5(f), which upon a determination by the Board, in its good faith discretion (such determination intended to be a “fact” for purposes of Section 151(a) of the DGCL), would materially adversely affect the conversion rights of the Holders of shares of Series B Preferred Stock, the Conversion Price shall be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board determines in good faith to be equitable in the circumstances.

(vi) Successive Adjustments; Multiple Adjustments. After an adjustment is made to the Conversion Price under this Section 5(f), any subsequent event requiring an adjustment under this Section 5(f) shall cause an adjustment to such Conversion Price, as so adjusted.

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(vii) Rounding of Calculations; Minimum Adjustments. All adjustments to the Conversion Price shall be calculated to the nearest one-tenth (1/10th) of a cent. No adjustment in the Conversion Price shall be required if such adjustment would be less than $0.01; provided, that any adjustments which by reason of this Section 5(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided, further that upon any conversion adjustment pursuant to this Section 5(f), adjustments to the Conversion Price will be made with respect to any such adjustment carried forward and which has not been taken into account before such date.

(viii) Notice of Adjustment. Upon any adjustment of the Conversion Price, the Corporation shall give written notice thereof in accordance with Section 10, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

6. Limitations on Conversion. The Corporation shall not effect the conversion of shares of Series B Preferred Stock, and a holder of Series B Preferred Stock shall not have the right to convert any such shares, to the extent that after giving effect to such conversion, such Person (together with such Person’s Affiliates) would beneficially own in excess of 4.99% (the “Beneficial Ownership Limitation”) of the shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of shares of Series B Preferred Stock held by such Person and its Affiliates with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) conversion of the remaining, unexercised shares of Series B Preferred Stock beneficially owned by such Person and its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of this Certificate, in determining the number of outstanding shares of Common Stock, a holder of Series B Preferred Stock may rely on the number of outstanding shares of Common Stock as reflected in the most recent of (1) the Corporation’s most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Corporation or (3) any other notice by the Corporation or its transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of a holder of Series B Preferred Stock, the Corporation shall within two (2) Business Days confirm to such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including shares of Series B Preferred Stock, by a holder thereof and its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Corporation, a holder of Series B Preferred Stock may from time to time increase or decrease the Beneficial Ownership Limitation to any other percentage specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Corporation, and (ii) any such increase or decrease will apply only to such holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

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7. Voting.

(a) The Holders of shares of Series B Preferred Stock shall only have such voting rights as provided for in this Section 7 or as otherwise specifically required by law, the Certificate of Incorporation or the Corporation’s Bylaws (the “Bylaws”).

(b) Each Holder of outstanding shares of Series B Preferred Stock shall be entitled to vote with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration (whether at a meeting of stockholders of the Corporation, by written action of stockholders in lieu of a meeting or otherwise), except as provided by law. In any such vote and subject to the Beneficial Ownership Limitation and applicable law, each share of Series B Preferred Stock shall be entitled to a number of votes equal to the largest number of whole shares of Common Stock into which such share of Series B Preferred Stock is convertible at the Conversion Price.

(c) In addition to any other vote or consent of stockholders required by law, the Certificate of Incorporation, or the Bylaws, at all times that at least 30% of the number of shares of Series B Preferred Stock sold at the Closing are outstanding, the Corporation will not, directly or indirectly, without the affirmative vote at a meeting (or the written consent with or without a meeting) of the Purchasers holding a majority of the shares of Series B Preferred Stock then outstanding:

(i) create, or authorize the creation of, establish, designate, or authorize the designation of, or issue or sell, or obligate itself to issue or sell, or approve the issuance of any shares of, Series B Preferred Stock or any other class or series of capital stock constituting Senior Stock or Parity Stock, or increase or decrease the authorized number of shares of Series B Preferred Stock or increase or decrease the authorized number of shares of any other class or series of capital stock constituting Senior Stock or Parity Stock;

(ii) adopt a plan for the liquidation, dissolution or winding up of the affairs of the Corporation or any recapitalization plan, file any petition seeking protection under any federal or state bankruptcy or insolvency law or make a general assignment for the benefit of creditors;

(iii) enter into any Change of Control transaction or consent to any Change of Control transaction;

(iv) enter into any transaction, other than in the ordinary course of business, with any Affiliate or shareholder of the Corporation;

(v) incur, assume or suffer to exist any indebtedness for borrowed money in excess of $500,000 in the aggregate;

(vi) amend, alter or repeal the Certificate of Incorporation or Bylaws of the Corporation and the powers, preferences, privileges, relative, participating, optional and other special rights and qualifications, limitations and restrictions thereof, which would adversely affect any right, preference, privilege or voting power of the Series B Preferred Stock;

(vii) materially change the nature or scope of the business of the Corporation or enter into any new line of business outside of providing telehealth services and direct to consumer over-the-counter products and prescription medications in the hair loss, immune health, men’s health and disaster preparedness segments, or the Corporation’s existing software as a service business solution related to PDF files;

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(viii) enter into any line of business under which the products or services offered by the Corporation are paid for in whole or in part by government health care programs or commercial insurance companies, including managed care entities; or

(ix) enter into any agreement with respect to any of the foregoing.

The affirmative vote (or written consent) required in this Section 7(c) shall be in addition to any approval of stockholders of the Corporation that may be required by law or pursuant to any provision of the Certificate of Incorporation or the Bylaws.

8. Redemption Rights.

(a) At any time (A) after December 31, 2020, if a sufficient number of shares of Common Stock are not available to effect the conversion of the Series B Preferred Stock outstanding into Common Stock and the exercise of the Warrants (as defined in the Securities Purchase Agreement), or (B) after the three (3) year anniversary of the Closing, each Holder shall have the right, in its sole and absolute discretion (in addition to and not to the exclusion of any remedy such Holder may have at law or in equity), to require that the Corporation redeem (an “Optional Redemption”), to the fullest extent permitted by law and out of funds lawfully available therefor, all or any portion of such Holder’s Series B Preferred Shares then outstanding by delivering written notice thereof (an “Optional Redemption Notice” and the date such notice is deemed given in accordance with Section 10, an “Optional Redemption Notice Date”) to the Corporation, which notice shall state (i) the number of shares of Series B Preferred Stock that are being redeemed by such Holder, (ii) the date on which such Optional Redemption shall occur, which date shall be the thirtieth (30th) day from the applicable Optional Redemption Notice Date (or, if such date falls on a day other than a Business Day, the next day that is a Business Day) (an “Optional Redemption Date”) and (iii) the wire instructions for the payment of the applicable Optional Redemption Price (as defined below) to such Holder; provided, however, that right of the Holders to cause an Optional Redemption under clause (B) above shall expire at such time as (i) the Common Stock is listed for trading on a National Securities Exchange and (ii) the VWAP of the Common Stock over any ninety (90)-day period is equal to or greater than $2.00 per share, subject to adjustments for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, reverse stock splits or other similar events.

(b) Each share of Series B Preferred Stock subject to redemption pursuant to this Section 8 shall be redeemed by the Corporation in cash at a price equal to the sum of (1) the Series B Issue Price, plus (2) any accrued but unpaid dividends on such share of Series B Preferred Stock, including the Preferred Dividends (the “Per Share Optional Redemption Price”). On the applicable Optional Redemption Date, the Corporation shall deliver, or shall cause to be delivered, to each Holder the product of (x) the Per Share Optional Redemption Price multiplied by (y) the number of shares of Series B Preferred Stock set forth in the Optional Redemption Notice (the “Optional Redemption Amount”), in cash by wire transfer of immediately available funds pursuant to the wire instructions provided in the Optional Redemption Notice. In the event of a redemption of less than all of the shares of Series B Preferred Stock held by a Holder, the Corporation shall promptly issue and deliver, or cause to be issued and delivered, to the Holder a new Series B Preferred Stock certificate representing the remaining Series B Preferred Shares held by such Holder.

(c) Notwithstanding anything to the contrary in this Section 8, until the applicable Optional Redemption Date, the shares of Series B Preferred Stock that are subject to the applicable Optional Redemption may be (i) converted, in whole or in part, by the Holders into shares of Common Stock pursuant to Section 5. All shares of Series B Preferred Stock converted by a Holder pursuant to Section 5 after the delivery of an Optional Redemption Notice shall reduce the Series B Preferred Shares required to be redeemed on the Optional Redemption Date.

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(d) If upon an Optional Redemption Date, the assets of the Corporation are insufficient to pay the applicable Optional Redemption Price, the Corporation shall redeem on such date, pro rata among the Holders to be redeemed in proportion to the aggregate number of Series B Preferred Shares then held by each such Holder on the applicable Redemption Date. Dividends on the shares Series B Preferred Stock that have not been redeemed, including the Preferred Dividends, shall continue to accrue until such time as the Corporation redeems such shares Series B Preferred Stock. If the Corporation is unable to redeem all of the shares of Series B Preferred Stock submitted for redemption, the Corporation shall in addition to any remedy such Holder may have under this Certificate of Designations, pay to each Holder interest at the rate of one percent (1.0%) per month (prorated for partial months) in respect of each unredeemed share of Series B Preferred Stock until paid in full.

9. Reservation and Authorization of Common Stock and Series B Preferred Stock. The Corporation covenants that, so long as any shares of Series B Preferred Stock remain outstanding:

(i) as soon as practical, but no later than December 31, 2020, the Corporation will cause a sufficient number of shares of Common Stock to be available to effect the conversion of the Series B Preferred Stock into Common Stock, whether through a reverse stock split or an amendment to the Certificate of Incorporation to authorize additional shares of Common Stock. Thereafter, the Corporation will at all times reserve and keep available, from its authorized and unissued Common Stock, solely for issuance and delivery upon the conversion of the shares of Series B Preferred Stock, 110% of such number of shares of Common Stock as from time to time will be issuable upon the conversion in full of all outstanding shares of Series B Preferred Stock;

(ii) the Corporation will, from time to time, take all actions permitted by law, including calling meetings of stockholders of the Corporation and soliciting proxies for any necessary vote of the stockholders of the Corporation, to increase the authorized number of shares of its Common Stock or if at any time the authorized number of shares of Common Stock remaining unissued would otherwise be insufficient to allow delivery of all the shares of Common Stock then deliverable upon the conversion of all outstanding shares of Series B Preferred Stock;

(iii) the Corporation will, from time to time, take all steps necessary to increase the authorized number of shares of its Preferred Stock or Series B Preferred Stock, as applicable, if at any time the authorized number of shares of Preferred Stock or Series B Preferred Stock remaining unissued would otherwise be insufficient to allow delivery of PIK Shares in accordance with Section 3(a), assuming that the Preferred Dividends then payable would be paid in their entirety in PIK Shares;

(iv) all shares of Common Stock issuable upon conversion of shares of Series B Preferred Stock will, upon issuance, be duly and validly issued, fully paid and nonassessable, be free of restrictions on transfer (other than restrictions on transfer arising under federal and state securities laws), not be subject to preemptive rights or subscription rights of any other stockholder of the Corporation, and will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein and liens created by the Holder thereof);

(v) to the extent the Corporation issues PIK Shares, such PIK Shares will, upon issuance, be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer (other than restrictions on transfer arising under federal and state securities laws) and will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein and liens created by the Holder thereof); and

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(vi) the Corporation will use its reasonable best efforts to ensure that such Common Stock and Preferred Stock, including Series B Preferred Stock, may be issued without violation of any applicable law or regulation.

10. Manner of Providing Notices. All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given (a) upon personal delivery to the party to be notified, (b) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt: (i) if to the Corporation, to its office at 800 Third Avenue, Suite 2800, New York, NY 10022, or (ii) if to any Holder, to such Holder at the address of such Holder as listed in the Corporation’s stock register or (iii) to such other address as the Corporation or any such Holder, as the case may be, shall have designated by written notice similarly given.

11. Other Notice Obligations. In case at any time:

(a) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

(b) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of such stock of any class or other rights;

(c) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with, or a sale of all or substantially all its assets to, another corporation; or

(d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, in accordance with Section 10 above, (a) at least ten (10) Business Days prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least ten (10 Business Days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

12. No Waiver. Except as otherwise modified or provided for herein, the holders of Series B Preferred Stock shall also be entitled to, and shall not be deemed to have waived, any other applicable rights granted to such holders under the Delaware General Corporation Law.

13. No Impairment. The Corporation will not, through any reorganization, transfer of assets, consolidation, merger scheme or arrangement, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all time in good faith assist in the carrying out of all the provisions herein and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights and liquidation preferences granted hereunder of the holders of the Series B Preferred Stock against impairment. Without limiting the generality of the foregoing, the Corporation shall not increase the par value of any shares of Common Stock receivable upon conversion of the Series B Preferred Stock above the Conversion Price then in effect and shall take all such actions as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock upon conversion of the Series B Preferred Stock.

14. No Other Rights. Without limiting the rights and obligations of the Corporation and any Holder of Series B Preferred Stock pursuant to any contract or agreement between the Corporation and any such Holder of Series B Preferred Stock, the shares of Series B Preferred Stock will not have any powers, designations, preferences or relative, participating, optional or other special rights, nor will there be any qualifications, limitations or restrictions or any powers, designations, preferences or rights of such shares, other than as set forth in this Certificate of Designations, the Certificate of Incorporation, the Bylaws or as may be provided by law.

[Signature page follows]

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations to be signed and attested this day of August 27, 2020.

THE CORPORATION:

CONVERSION LABS, INC.

By:	/s/Justin Schreiber
Name:	Justin Schreiber
Title:	Chief Executive Officer

Annex C

CERTIFICATE OF VALIDATION

OF

CONVERSION LABS, INC.

Pursuant to Section 204 of the

General Corporation Law of the State of Delaware

Conversion Labs, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), certifies as follows:

1. The defective corporate acts that are the subject of this Certificate of Validation are: (i) the authorization of the creation of five million (5,000,000) shares of blank check Preferred Stock, par value $0.0001 per share (the “Blank Check Preferred Authorization”); and (ii) the filing and effectiveness of the Certificate of Amendment of the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware (the “Secretary of State”) on January 21, 2020, which effectuated the Blank Check Preferred Authorization.

2. The nature of the failure of authorization in respect of the Blank Check Preferred Authorization as well as the filing and effectiveness of the Certificate of Amendment was the failure of the amendments set forth in the Certificate of Amendment (and, accordingly, the acts effected thereby) to have been duly authorized by the stockholders entitled to vote thereon in accordance with Section 242(b) of the General Corporation Law of the State of Delaware (the “DGCL”).

3. The defective corporate acts that are the subject of this Certificate of Validation were duly ratified in accordance with Section 204 of the DGCL pursuant to resolutions of the Board adopted on October 8, 2020 and the resolutions of the stockholders of the Company adopted on [ ] [ ], 2020 at the Company’s Special Meeting of Stockholders.

4. The Certificate of Amendment was previously filed with the Secretary of State under Section 242 of the DGCL on January 21, 2020. A copy of the Certificate of Amendment is attached hereto as Exhibit A.

[Signature Page Follows]

C-1

IN WITNESS WHEREOF, the Company has caused this Certificate of Validation to be executed by its duly authorized officer as of this [  ] day of [  ], 2020.

CONVERSION LABS, INC.

By:
Name:
Title:

Exhibit A

Certificate of Amendment

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Please indicate if you plan to attend this meeting	0	0

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Dat

JOB #

Signature (Joint Owners) Dat

SHARES
CUSIP #
SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is/are available at www.proxyvote.com

Preliminary Proxy Card
CONVERSION LABS, INC.
Special Meeting of Shareholders
December 30, 2020 at 10:00 A.M. EST
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Justin Schreiber, Chief Executive Officer of Conversion Labs, Inc., as Proxy with full power of substitution to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on December 30, 2020, at 10:00 A.M. EST at [Address], or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Special Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this

Address

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000476897_2 R1.0.1.18